[LOGO OF FEDERATED]   Federated Investors

                                                        Limited Term
                                                        Fund





                                                        Annual Report
                                                        November 30, 1995

                                                        Established 1992




President's Message
------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report for Federated Limited Term Fund, formerly Limited Term Fund, which covers December 1, 1994 to November 30, 1995. This report begins with an interview with the portfolio managers Deborah A. Cunningham, and Randall S. Bauer, Vice Presidents of Federated Advisers. Following the interview are three additional items of shareholder interest:

 . First a series of graphs indicating the fund's performance over time. These investment charts show the value of reinvesting dividends and the benefit of a continuous investment program.

 . Second, a complete listing of the fund's holdings indicating the income opportunities available through a diversified portfolio of income-producing bond investments.

 .  Third, we have published the fund's complete financial statements.

Federated Limited Term Fund is designed to pursue monthly income with limited fluctuation in share value through a diversified portfolio of short-term bonds with two- to three-year maturities. At least 65% of the fund's assets are invested in securities rated "A" or better by one or more nationally recognized statistical rating organizations. All notes and bonds in the fund's portfolio must meet or exceed industry standards for "investment grade," which means a BBB or better rating.*

Consistent with a favorable environment for bonds, i.e. lower interest rates during the year, the fund's Class A Shares and Fortress Shares delivered total returns of 11.29% and 11.39%, respectively, based on net asset value.** During the reporting period, the net asset value of Class A Shares and Fortress Shares increased by $0.49 from $9.48 to $9.97. Class A Shares paid income of $0.55 per share while Fortress Shares paid income of $0.56 per share. At the end of the period, the fund's net assets stood at $148.6 million.






  * Ratings are according to Standard & Poor's Ratings Group and are subject to change.

 ** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A Shares and Fortress Shares were 10.12% and 9.24%, respectively.





-------------------------------------------------------------------------------


In 1995 bond fund managers were pleased to work in a favorable environment in sharp contrast to 1994's rising rates condition. In 1996, Federated Limited Term Fund will continue to seek income from its diversified short-term bond holdings.

We trust you were pleased with the positive performance of your investment in Limited Term Fund. Remember, reinvesting your earnings is a convenient way to build your account-and help your money grow through the benefit of compounding.

We welcome your comments and suggestions.

Sincerely,



Richard B. Fisher
President

January 15, 1996

Management Discussion and Analysis

------------------------------------------------------------------------------

Deborah A. Cunningham
Vice President,
Federated Advisers


Q

As we enter 1996, can you give us a review of the 1995 economy and its impact on the bond market?


A

The overall Gross Domestic Product throughout the year was somewhat erratic. The second quarter growth of 1.3% reflected the beginning of an economic growth slowdown commonly referred to as a "soft landing." However, contrary to a slowdown, the third quarter growth rate of 4.2% reflected a strong consumer segment. Most recent statistics for the fourth quarter seem to reflect a slowdown as retail sales declined 0.2%, with industrial production also falling 0.2%.

Throughout the period, inflation remained tame. Looking at the bond market, yields declined about 2.37% in the two- to three-year sector of the investment-grade bond market. The Federal Reserve Board lowered the Federal Funds target once, from 6% to 5.75% on July 6, 1995. The two-year Treasury Note began 1995 with a yield of 7.73% and decreased steadily to end the period at 5.36% on November 30, 1995. The yield curve-the relationship between bond yields and maturities-flattened considerably. The spread, or difference in yield, between the two-year Treasury Bill and one-year Treasury Note decreased from 0.5% to zero.




Randall S. Bauer
Vice President,
Federated Advisers


Q

In this environment, how did Limited Term Fund perform for shareholders over the twelve-month period ended November 30, 1995?

The fund's Class A Shares achieved a total return of 11.29%, while the Fortress Shares total return was 11.39% based on net asset value.* The net asset value increased by $0.49 from the first day of the period to the last day. Class A Shares paid income of $0.55 per share while Fortress Shares paid income of $0.56 per share. The 30-day net distribution yields as of November 30, 1995, for Class A Shares and Fortress Shares increased from 5.55% and 5.66% to 6% and 6.10%, respectively, on the first and last days of the period.






* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A Shares and Fortress Shares were 10.12% and 9.24%, respectively.





-------------------------------------------------------------------------------

Q

The fund offers a prudent approach to income-with minimal principal fluctuation-by investing in a variety of investment-grade and government securities, while maintaining an effective duration of less than three years. How were the fund's assets allocated as of November 30, 1995?


A

Approximately 31% of the fund's assets were invested in floating-rate securities, with 68.2% in fixed-rate securities. From a credit perspective, 47% were AAA rated, 10% were AA rated, 30% were A rated, and 13% were BBB rated.




Q

What is your outlook for rates in 1996, and do you anticipate any portfolio adjustments in response?


A
The near-term outlook for rates in 1996 is based on the assumption of a continuing slow-growth economy, with little or no inflationary pressure. In that scenario, we will continue to modestly lengthen the fund's average maturity and increase the percentage of its assets invested in higher quality securities.







Two Ways You May Seek to Invest for Success in
Limited Term Fund

------------------------------------------------------------------------------

If you had made an initial investment of $4,000 in the Limited Term Fund on 1/14/92, reinvested your dividends and capital gains, and didn't redeem any shares, your account would be worth $4,952 on 11/30/95. You would have earned a 5.65%* average annual total return for the 4-year investment lifespan.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, gaining the benefit of compounding at the same time.

As of 12/31/95, the Class A Shares' average annual one-year, and since inception (1/14/92) total returns were 10.51%* and 5.69%*, respectively. The Fortress Class Shares' average annual and since inception (9/1/93) total returns were 9.63% and 3.94%, respectively.

Graphic representation "A" omitted.  See Appendix.




* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% sales charge for Class A Shares, and the 1% sales charge and 1% contingent deferred sales charge for Fortress Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.





Limited Term Fund

------------------------------------------------------------------------------

One Step at a Time

$1,000 invested each year for 4 years (rein-vesting all dividends and capital gains) grew to $4,549.

With this approach, the key is consistency.
                               -----------

If you had started investing $1,000 annually in Limited Term Fund on 1/14/92, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $4,000, but your account would have reached a total value of $4,549* by 11/30/95. You would have earned an average annual total return of 5.55%.

A practical investment plan helps you pursue income from short-term bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time and compounding to work!




Graphic representation "B" omitted.  See Appendix.




* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices All accumulated shares have the ability to pay income to the investor.

   Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.






Limited Term Fund-
Serving a Wide Range of Investors

------------------------------------------------------------------------------

Limited Term Fund appeals to a broad range of investors-both individuals and institutions-seeking a relatively conservative approach to income.




Graphic representation "C" omitted.  See Appendix.







Limited Term Fund-
(Class A Shares)
------------------------------------------------------------------------------
Growth of $10,000 Invested in
Limited Term Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Limited Term Fund (Class A Shares) (the "Fund") from January 14, 1992 (start of performance) to November 30, 1995 compared to the Merrill Lynch Short-Term Debt Index (MLSTD)+ and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).++



Graphic representation "D" omitted.  See Appendix.



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The MLSTD and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MLSTD is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Limited Term Fund-
(Fortress Shares)

------------------------------------------------------------------------------

Growth of $10,000 Invested in
Limited Term Fund (Fortress Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Limited Term Fund (Fortress Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1995 compared to the Merrill Lynch Short-Term Debt Index (MLSTD)+ and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).++



Grahpic representation "E" omitted.  See Appendix.



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLSTD and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MLSTD is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.





Limited Term Fund
Portfolio of Investments
--------------------------------------------------------------------------------
November 30, 1995

 PRINCIPAL                                                                              CREDIT
   AMOUNT                                                                               RATING*       VALUE
------------  -----------------------------------------------------------------------  ---------  --------------
CORPORATE BONDS/ASSET BACKED SECURITIES--70.1%
-------------------------------------------------------------------------------------
              AUTOMOTIVE--11.9%
              -----------------------------------------------------------------------
$  2,000,000  Daimler-Benz Auto Grantor Trust 1995-A, Class 1, 5.85%,
              5/15/2002                                                                AAA        $    2,002,040
              -----------------------------------------------------------------------
   8,000,000  Ford Credit Auto Loan Master Trust 1992-1, 6.88%,
              1/15/1999                                                                AAA             8,172,080
              -----------------------------------------------------------------------
   2,550,000  (a)Navistar Financial Dealer Note 1990, Class A-3, 6.78%,
              1/25/2003                                                                AAA             2,590,239
              -----------------------------------------------------------------------
   2,909,035  Navistar Financial Owner Trust 1994-B, Class-B, 6.63%,
              1/15/2000                                                                A               2,923,900
              -----------------------------------------------------------------------
   2,000,000  Navistar Financial Owner Trust 1995-A, Class B, 6.85%,
              11/20/2001                                                               A+              2,031,562
              -----------------------------------------------------------------------             --------------
              Total                                                                                   17,719,821
              -----------------------------------------------------------------------             --------------
              BANKING--19.5%
              -----------------------------------------------------------------------
   7,000,000  (a)Chase Manhattan Corp., EFRN, 6.00%, 12/30/2009                        A-              6,807,500
              -----------------------------------------------------------------------
   5,000,000  (a)Chemical Bank, FRN, 6.00%, 7/29/2003                                  A               4,933,580
              -----------------------------------------------------------------------
   3,615,000  (a)Citicorp, EFRN, 6.00%, 6/29/2005                                      A-              3,583,369
              -----------------------------------------------------------------------
   5,000,000  MBNA Master Credit Card Trust 1991-1, Class A, 7.75%,
              10/15/1998                                                               AAA             5,168,450
              -----------------------------------------------------------------------
   2,000,000  PNC Bank Sub. Note, 7.88%, 4/15/2005                                     A-              2,188,240
              -----------------------------------------------------------------------
   6,000,000  Toronto Dominion Bank Sub. Note, 7.88%, 8/15/2004                        AA-             6,346,200
              -----------------------------------------------------------------------             --------------
              Total                                                                                   29,027,339
              -----------------------------------------------------------------------             --------------
              COMMUNICATION--0.7%
              -----------------------------------------------------------------------
   1,000,000  TCI Communications, Inc., 6.82%, 9/15/2010                               BBB-            1,012,670
              -----------------------------------------------------------------------             --------------
              CONSUMER PRODUCTS--1.0%
              -----------------------------------------------------------------------
   1,479,217  (b)Encyclopedia Britannica Dom. Funding Corp.,
              Series 1994-1, 6.76%, 3/15/2000                                          AAA             1,486,613
              -----------------------------------------------------------------------             --------------
              FINANCE--AUTOMOTIVE--2.1%
              -----------------------------------------------------------------------
   3,000,000  Ford Motor Credit Corp., MTN 7.02%, 10/10/2000                           A-              3,067,380
              -----------------------------------------------------------------------             --------------




Limited Term Fund
--------------------------------------------------------------------------------

 PRINCIPAL                                                                              CREDIT
   AMOUNT                                                                               RATING*       VALUE
------------  -----------------------------------------------------------------------  ---------  --------------
CORPORATE BONDS/ASSET BACKED SECURITIES--CONTINUED
-------------------------------------------------------------------------------------
              FINANCE--RETAIL--6.9%
              -----------------------------------------------------------------------
$  3,000,000  Discover Credit Card Trust 1991-B, Class B, 8.85%,
              7/15/1998                                                                AA         $    3,084,750
              -----------------------------------------------------------------------
   5,000,000  Household Private Label Credit Card 1994-1, Class B,
              7.55%, 6/20/2001                                                         A               5,087,500
              -----------------------------------------------------------------------
   2,000,000  United Cos. Financial Corp., 7.00%, 7/15/1998                            BBB-            2,031,080
              -----------------------------------------------------------------------             --------------
              Total                                                                                   10,203,330
              -----------------------------------------------------------------------             --------------
              HOME EQUITY RECEIVABLES--14.1%
              -----------------------------------------------------------------------
     637,727  Advanta Home Equity Loan Trust 1991-1, Class A,
              9.00%, 2/25/2006                                                         AAA               679,116
              -----------------------------------------------------------------------
   1,088,785  AFC Home Equity Loan Trust 1992-3, Class A, 7.05%,
              8/15/2007                                                                AAA             1,108,002
              -----------------------------------------------------------------------
   1,500,000  (a)Capitol Home Equity Loan Trust 1991-1, Class B, 6.47%,
              11/14/2011                                                               AAA             1,507,275
              -----------------------------------------------------------------------
   2,000,000  (b)Conti Mortgage Home Equity Loan Trust 1994-1, Class A-3, 6.07%,
              11/15/2013                                                               AAA             1,939,220
              -----------------------------------------------------------------------
   3,745,929  (b)Conti Mortgage Home Equity Loan Trust 1994-1, Class A-5, 6.12%,
              1/15/2024                                                                AAA             3,631,641
              -----------------------------------------------------------------------
   4,096,055  HFC Home Equity Loan Trust 1992-2, Class A, 6.65%,
              11/20/2012                                                               AAA             4,097,611
              -----------------------------------------------------------------------
   4,016,653  (a)Merrill Lynch Home Equity Loan Trust 1991-2, Class B, 6.75%,
              4/15/2006                                                                A               4,046,778
              -----------------------------------------------------------------------
   1,998,975  (a)Merrill Lynch Home Equity Loan Trust 1993-1, Class B, 6.88%,
              2/15/2003                                                                Aa3             2,014,087
              -----------------------------------------------------------------------
   1,225,297  TMS Home Equity Loan Trust 1992-A, Class A, 6.95%,
              12/15/2007                                                               AAA             1,233,237
              -----------------------------------------------------------------------
     708,746  TMS Home Equity Loan Trust 1992-B, Class A, 6.90%,
              7/15/2007                                                                AAA               713,232
              -----------------------------------------------------------------------             --------------
              Total                                                                                   20,970,199
              -----------------------------------------------------------------------             --------------
              INSURANCE--7.1%
              -----------------------------------------------------------------------
   4,503,000  Orion Capital Corp., Note, 9.13%, 9/1/2002                               BBB             5,110,725
              -----------------------------------------------------------------------



Limited Term Fund
--------------------------------------------------------------------------------

 PRINCIPAL                                                                              CREDIT
   AMOUNT                                                                               RATING*       VALUE
------------  -----------------------------------------------------------------------  ---------  --------------
CORPORATE BONDS/ASSET BACKED SECURITIES--CONTINUED
-------------------------------------------------------------------------------------
              INSURANCE--CONTINUED
              -----------------------------------------------------------------------
$  5,000,000  USF&G Corp., Note, 8.38%, 6/15/2001                                      BBB-       $    5,431,450
              -----------------------------------------------------------------------             --------------
              Total                                                                                   10,542,175
              -----------------------------------------------------------------------             --------------
              LEASING--0.1%
              -----------------------------------------------------------------------
     159,057  (b)Concord Leasing Grantor Trust 1992-C, Class A-1, 5.31%,
              1/20/1999                                                                AAA               157,239
              -----------------------------------------------------------------------             --------------
              MANUFACTURED HOUSING RECEIVABLES--3.3%
              -----------------------------------------------------------------------
   5,083,125  CIT Group Manufactured Housing PTC 1993-1, Class B, 6.85%, 6/15/2018     BBB+            4,907,961
              -----------------------------------------------------------------------             --------------
              MARINE RECEIVABLES--2.2%
              -----------------------------------------------------------------------
   3,254,148  CBNJ Boat Loan Trust, Series 1994-1, 6.89%, 4/27/2012                    AAA             3,296,859
              -----------------------------------------------------------------------             --------------
              RETAIL & APPAREL--1.2%
              -----------------------------------------------------------------------
   1,500,000  JC Penney, Inc., Sinking Fund Deb., 9.75%, 6/15/2021                     A+              1,762,305
              -----------------------------------------------------------------------             --------------
              TOTAL CORPORATE BONDS/ASSET BACKED SECURITIES
              (IDENTIFIED COST $102,372,714)                                                         104,153,891
              -----------------------------------------------------------------------             --------------
GOVERNMENT AGENCIES--4.4%
-------------------------------------------------------------------------------------
   2,500,000  Federal Farm Credit Bank, 6.96%, 6/6/2000                                AAA             2,513,125
              -----------------------------------------------------------------------
   2,000,000  Federal Home Loan Bank, 6.655%, 12/11/2000                               AAA             2,007,860
              -----------------------------------------------------------------------
   2,000,000  Federal Home Loan Mortgage Corp., 7.84%, 4/26/2000                       AAA             2,015,500
              -----------------------------------------------------------------------             --------------
              TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $6,507,021)                                   6,536,485
              -----------------------------------------------------------------------             --------------
MORTGAGE-BACKED SECURITIES--21.4%
-------------------------------------------------------------------------------------
              GOVERNMENT AGENCY 1/2MORTGAGE-BACKED SECURITIES--2.1%
              -----------------------------------------------------------------------
   1,139,250  (a)Federal Home Loan Mortgage Corp., 7.63%,
              9/1/2019                                                                 AAA             1,168,096
              -----------------------------------------------------------------------
   1,273,977  (a)Federal Home Loan Mortgage Corp., 7.91%,
              12/1/2018                                                                AAA             1,307,343
              -----------------------------------------------------------------------
     107,115  Federal Home Loan Mortgage Corp., Series 1132, Class G, 8.00%,
              1/15/2005                                                                AAA               107,135
              -----------------------------------------------------------------------
     180,194  (a)Federal National Mortgage Association, 7.72%, 11/1/2017               AAA               187,167
              -----------------------------------------------------------------------
$    382,192  (a)Federal National Mortgage Association, 7.71%, 12/1/2020               AAA        $      397,407
              -----------------------------------------------------------------------             --------------



Limited Term Fund
--------------------------------------------------------------------------------

 PRINCIPAL                                                                              CREDIT
   AMOUNT                                                                               RATING*       VALUE
------------  -----------------------------------------------------------------------  ---------  --------------
MORTGAGE-BACKED SECURITIES--CONTINUED
-------------------------------------------------------------------------------------
              GOVERNMENT AGENCY 1/2MORTGAGE-BACKED SECURITIES-- CONTINUED
              -----------------------------------------------------------------------
              Total                                                                                    3,167,148
              -----------------------------------------------------------------------             --------------
              NON-GOVERNMENT AGENCY--
              MORTGAGE-BACKED SECURITIES--19.3%
              -----------------------------------------------------------------------
   3,733,403  (a) Citicorp Mortgage Securities, Inc., Series 1992-18, Class A-1,
              7.69%, 10/25/2022                                                        AAA             3,784,737
              -----------------------------------------------------------------------
   6,712,231  (a)GCA REMIC Trust V, Class B, 5.96%, 5/1/2020                           A-              6,229,823
              -----------------------------------------------------------------------
   2,950,000  Prudential Home Mortgage 1992-32, Class A-6, 7.50%,
              10/25/2022                                                               AAA             2,975,635
              -----------------------------------------------------------------------
   4,000,000  Residential Accredit Insurance, Inc. Mortgage Certificate, Series
              1995-QS1, Class A-2, 6.90%, 1/25/2020                                    AAA             4,018,280
              -----------------------------------------------------------------------
   3,270,000  Resolution Trust Corp., 1992-15, Class B-3, 10.00%, 7/25/2027            AA              3,359,925
              -----------------------------------------------------------------------
   2,626,547  (a)Salomon Brothers Mortgage Securities VII, Series 1992-6, Class A-1,
              7.88%, 11/25/2022                                                        AAA             2,652,812
              -----------------------------------------------------------------------
   5,594,647  Salomon Brothers Mortgage Securities, Series 1993-9, Class A-1, 7.24%,
              1/25/2024                                                                AAA             5,640,132
              -----------------------------------------------------------------------             --------------
              Total                                                                                   28,661,344
              -----------------------------------------------------------------------             --------------
              TOTAL MORTGAGE-BACKED SECURITIES
              (IDENTIFIED COST $31,516,814)                                                           31,828,492
              -----------------------------------------------------------------------             --------------



Limited Term Fund
--------------------------------------------------------------------------------

 PRINCIPAL                                                                              CREDIT
   AMOUNT                                                                               RATING*       VALUE
------------  -----------------------------------------------------------------------  ---------  --------------
(C) REPURCHASE AGREEMENT--3.3%
-------------------------------------------------------------------------------------
$  4,925,000  J.P. Morgan Securities, Inc., 5.93%, dated 11/30/1995,
              due 12/1/1995 (at amortized cost)                                                   $    4,925,000
              -----------------------------------------------------------------------             --------------
              TOTAL INVESTMENTS (IDENTIFIED COST $145,321,549)(D)                                 $  147,443,868
              -----------------------------------------------------------------------             --------------


 (a) Denotes Variable Rate and Floating Rate securities which show current rate.

 (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $7,214,713 which represents 4.9% of net assets.

 (c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $145,321,549. The net unrealized appreciation of investments on a federal tax basis amounts to $2,122,319 which is comprised of $3,197,715 appreciation and $1,075,396 depreciation at November 30, 1995.

 * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($148,634,298) at November 30, 1995.

The following acronyms are used throughout this portfolio:

EFRN--Euro Floating Rate Note
FRN--Floating Rate Note
MTN--Medium Term Note
PTC--Pass Through Certificate
REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)







Limited Term Fund
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
November 30, 1995

ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost and tax cost $145,321,549)                $147,443,868
---------------------------------------------------------------------------------------------------
Cash                                                                                                       1,296
---------------------------------------------------------------------------------------------------
Income receivable                                                                                      1,717,302
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                        4,052,176
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                23,226
---------------------------------------------------------------------------------------------------
Deferred expenses                                                                                         54,061
---------------------------------------------------------------------------------------------------  -----------
    Total assets                                                                                     153,291,929
---------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------
Payable for investments purchased                                                         $4,000,206
----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                 335,912
----------------------------------------------------------------------------------------
Income distribution payable                                                                 232,201
----------------------------------------------------------------------------------------
Accrued expenses                                                                             89,312
----------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                  4,657,631
---------------------------------------------------------------------------------------------------  -----------
NET ASSETS for 14,909,935 shares outstanding                                                         $148,634,298
---------------------------------------------------------------------------------------------------  -----------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid-in capital                                                                                      $157,510,806
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                             2,122,319
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                         (11,014,791)
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                       15,964
---------------------------------------------------------------------------------------------------  -----------
    Total Net Assets                                                                                 $148,634,298
---------------------------------------------------------------------------------------------------  -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------------------
CLASS A SHARES:
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($138,451,183 / 13,888,396 shares outstanding)                                   $9.97
---------------------------------------------------------------------------------------------------  -----------
Offering Price Per Share (100/99.00 of $9.97)*                                                            $10.07
---------------------------------------------------------------------------------------------------  -----------
Redemption Proceeds Per Share (100.00/100 of $9.97)**                                                      $9.97
---------------------------------------------------------------------------------------------------  -----------
FORTRESS SHARES:
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($10,183,115 / 1,021,539 shares outstanding)                                     $9.97
---------------------------------------------------------------------------------------------------  -----------
Offering Price Per Share (100/99.00 of $9.97)*                                                            $10.07
---------------------------------------------------------------------------------------------------  -----------
Redemption Proceeds Per Share (99.00/100 of $9.97)**                                                       $9.87
---------------------------------------------------------------------------------------------------  -----------


 * See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


Limited Term Fund
Statement of Operations
--------------------------------------------------------------------------------
Year Ended November 30, 1995

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $11,868,805
----------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------
Investment advisory fee                                                                    $ 656,470
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    155,000
-----------------------------------------------------------------------------------------
Custodian fees                                                                                61,776
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                     152,656
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      2,262
-----------------------------------------------------------------------------------------
Auditing fees                                                                                 15,092
-----------------------------------------------------------------------------------------
Legal fees                                                                                     5,129
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     36,170
-----------------------------------------------------------------------------------------
Distribution services fee--Class A Shares                                                    765,077
-----------------------------------------------------------------------------------------
Distribution services fee--Fortress Shares                                                    16,653
-----------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                     382,539
-----------------------------------------------------------------------------------------
Shareholder services fee--Fortress Shares                                                     27,755
-----------------------------------------------------------------------------------------
Share registration costs                                                                      59,093
-----------------------------------------------------------------------------------------
Printing and postage                                                                          55,864
-----------------------------------------------------------------------------------------
Insurance premiums                                                                             5,779
-----------------------------------------------------------------------------------------
Taxes                                                                                         27,789
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                 41,452
-----------------------------------------------------------------------------------------  ---------
    Total expenses                                                                         2,466,556
-----------------------------------------------------------------------------------------
Waivers--
------------------------------------------------------------------------------
  Waiver of investment advisory fee                                             ($204,367)
------------------------------------------------------------------------------
  Waiver of distribution services fee--Class A Shares                            (459,046)
------------------------------------------------------------------------------
  Waiver of distribution services fee--Fortress Shares                             (3,566)
------------------------------------------------------------------------------
  Waiver of shareholder services fee--Fortress Shares                              (1,985)
------------------------------------------------------------------------------  ---------
    Total waivers                                                                           (668,964)
-----------------------------------------------------------------------------------------  ---------
        Net expenses                                                                                   1,797,592
----------------------------------------------------------------------------------------------------  ----------
            Net investment income                                                                     10,071,213
----------------------------------------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                      (1,367,071)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                   8,740,085
----------------------------------------------------------------------------------------------------  ----------
    Net realized and unrealized gain on investments                                                    7,373,014
----------------------------------------------------------------------------------------------------  ----------
        Change in net assets resulting from operations                                                $17,444,227
----------------------------------------------------------------------------------------------------  ----------


(See Notes which are an integral part of the Financial Statements)


Limited Term Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED NOVEMBER 30,
                                                                                         1995            1994
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------------------------
Net investment income                                                                $  10,071,213  $   13,252,956
-----------------------------------------------------------------------------------
Net realized gain (loss) on investments ($1,407,407 net gain and $9,607,384 net
loss, respectively, as computed for federal tax purposes)                               (1,367,071)     (9,647,720)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments                      8,740,085      (6,903,560)
-----------------------------------------------------------------------------------  -------------  --------------
    Change in net assets resulting from operations                                      17,444,227      (3,298,324)
-----------------------------------------------------------------------------------  -------------  --------------
NET EQUALIZATION CREDITS (DEBITS)--                                                        (28,665)          7,025
-----------------------------------------------------------------------------------  -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------------------------
Distributions from net investment income
-----------------------------------------------------------------------------------
  Class A Shares                                                                        (8,587,638)    (12,483,582)
-----------------------------------------------------------------------------------
  Fortress Shares                                                                         (631,389)       (776,400)
-----------------------------------------------------------------------------------
Distributions in excess of net investment income
-----------------------------------------------------------------------------------
  Class A Shares                                                                          --               (97,229)
-----------------------------------------------------------------------------------
  Fortress Shares                                                                         --                (4,798)
-----------------------------------------------------------------------------------
Distributions from net realized gains on investments
-----------------------------------------------------------------------------------
  Class A Shares                                                                          --              (356,098)
-----------------------------------------------------------------------------------
  Fortress Shares                                                                         --               (12,247)
-----------------------------------------------------------------------------------  -------------  --------------
    Change in net assets resulting from distributions to shareholders                   (9,219,027)    (13,730,354)
-----------------------------------------------------------------------------------  -------------  --------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------------------------
Proceeds from sale of shares                                                            15,174,800      82,920,358
-----------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                                 6,145,539       9,662,553
-----------------------------------------------------------------------------------
Cost of shares redeemed                                                                (73,068,438)   (139,481,244)
-----------------------------------------------------------------------------------  -------------  --------------
    Change in net assets resulting from share transactions                             (51,748,099)    (46,898,333)
-----------------------------------------------------------------------------------  -------------  --------------
         Change in net assets                                                          (43,551,564)    (63,919,986)
-----------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------
Beginning of period                                                                    192,185,862     256,105,848
-----------------------------------------------------------------------------------  -------------  --------------
End of period (including undistributed net investment
income of $15,964 and $0, respectively)                                              $ 148,634,298  $  192,185,862
-----------------------------------------------------------------------------------  -------------  --------------


(See Notes which are an integral part of the Financial Statements)


Limited Term Fund
Financial Highlights--Class A Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED NOVEMBER 30,
                                                                        1995       1994       1993       1992(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    9.48  $   10.17  $   10.00   $   10.01
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------
  Net investment income                                                    0.55       0.53       0.63       0.519
--------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   0.49      (0.66)      0.19      (0.008)
--------------------------------------------------------------------  ---------  ---------  ---------  -----------
  Total from investment operations                                         1.04      (0.13)      0.82       0.511
--------------------------------------------------------------------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS
--------------------------------------------------------------------
  Distributions from net investment income                                (0.55)     (0.53)     (0.63)     (0.519)
--------------------------------------------------------------------
  Distributions in excess of net investment income (b)                   --          (0.02)     (0.02)     (0.002)
--------------------------------------------------------------------
  Distributions from net realized gains on investment transactions       --          (0.01)    --          --
--------------------------------------------------------------------  ---------  ---------  ---------  -----------
  Total distributions                                                     (0.55)     (0.56)     (0.65)     (0.521)
--------------------------------------------------------------------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                        $    9.97  $    9.48  $   10.17   $   10.00
--------------------------------------------------------------------  ---------  ---------  ---------  -----------
TOTAL RETURN (C)                                                          11.29%     (1.30%)      8.19%       5.21%
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------
  Expenses                                                                 1.10%      1.10%      1.01%       0.67%*
--------------------------------------------------------------------
  Net investment income                                                    6.13%      5.52%      5.75%       6.17%*
--------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                         0.43%      0.39%      0.49%       1.06%*
--------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------
  Net assets, end of period (000 omitted)                              $138,451   $178,771   $248,876     $57,225
--------------------------------------------------------------------
  Portfolio turnover                                                         63%        63%        38%         60 %
--------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from January 13, 1992 (date of initial public investment) to November 30, 1992. For the period from the start of business, December 5, 1991, to January 12, 1992, the net investment income was distributed to the Fund's investment adviser.

 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




Limited Term Fund
Financial Highlights--Fortress Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED NOVEMBER 30,
                                                                                   1995       1994       1993(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                             $    9.48  $   10.17   $   10.24
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------
  Net investment income                                                               0.61       0.55        0.15
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                              0.44      (0.67)      (0.07)
-------------------------------------------------------------------------------  ---------  ---------  -----------
  Total from investment operations                                                    1.05      (0.12)       0.08
-------------------------------------------------------------------------------  ---------  ---------  -----------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------
  Distributions from net investment income                                           (0.56)     (0.55)      (0.15)
-------------------------------------------------------------------------------
  Distributions in excess of net investment income (b)                              --          (0.01)     --
-------------------------------------------------------------------------------
  Distributions from net realized gains on investment transactions                  --          (0.01)     --
-------------------------------------------------------------------------------  ---------  ---------  -----------
  Total distributions                                                                (0.56)     (0.57)      (0.15)
-------------------------------------------------------------------------------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                   $    9.97  $    9.48   $   10.17
-------------------------------------------------------------------------------  ---------  ---------  -----------
TOTAL RETURN (C)                                                                     11.39%     (1.20%)       0.78%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------
  Expenses                                                                            1.00%      0.99%       1.00%*
-------------------------------------------------------------------------------
  Net investment income                                                               6.22%      5.67%       7.10%*
-------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                    0.18%      0.13%       0.39%*
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                          $10,183    $13,415      $7,230
-------------------------------------------------------------------------------
  Portfolio turnover                                                                    63%        63%         38 %
-------------------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from August 31, 1993 (date of initial public offering) to November 30, 1993.

 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)






Limited Term Fund
Notes to Financial Statements
--------------------------------------------------------------------------------
November 30, 1995

(1) ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three diversified portfolios. The financial statements included herein are only those of Limited Term Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A Shares and Fortress Shares.

During the fiscal year ended November 30, 1994, the Corporation offered five portfolios (Limited Term Fund, Limited Term Municipal Fund, Strategic Income Fund, Limited Maturity Government Fund, and Multi-State Municipal Income Fund). As of December 23, 1994, and April 7, 1995 the Board of Directors approved the liquidation of Limited Maturity Government Fund and Multi-State Municipal Income Fund, respectively.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the





Limited Term Fund

--------------------------------------------------------------------------------


     Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. At November 30, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $11,014,791, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

   EXPIRATION YEAR        EXPIRATION AMOUNT
           2002             $   9,607,384
           2003                 1,407,407


     EQUALIZATION--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares. As of November 30, 1995, the Fund no longer practices equalization.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.




Limited Term Fund

--------------------------------------------------------------------------------

     Additional information on each restricted security held at November 30, 1995 is as follows:

                                                                                ACQUISITION     ACQUISITION
SECURITY                                                                            DATE            COST
-----------------------------------------------------------------------------  --------------  --------------
Encyclopedia Britannica Dom. Funding Corp.                                        3/21/94       $  1,479,217
-----------------------------------------------------------------------------
Conti Mortgage Equity Loan Trust 1994-1, Class A-3                                2/18/94          1,999,719
-----------------------------------------------------------------------------
Conti Mortgage Equity Loan Trust 1994-1, Class A-5                                2/18/94          3,745,126
-----------------------------------------------------------------------------
Concord Leasing Grantor Trust 1992-C, Class A-1                                   8/14/92            132,569
-----------------------------------------------------------------------------


     OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At November 30, 1995, par value shares ($0.001 per share) authorized were as follows:

                                                                                        POUND OF PAR VALUE CAPITAL
CLASS NAME                                                                                   STOCK AUTHORIZED
Class A                                                                                         1,000,000,000
--------------------------------------------------------------------------------------
Fortress                                                                                        1,000,000,000
--------------------------------------------------------------------------------------  --------------------------
     Total shares authorized                                                                    2,000,000,000
--------------------------------------------------------------------------------------  --------------------------



Transactions in capital stock were as follows:

                                                                        YEAR ENDED NOVEMBER 30,
                                                                 1995                           1994
CLASS A SHARES                                          SHARES         AMOUNT         SHARES          AMOUNT
Shares sold                                             1,327,413  $   13,015,341      6,954,884  $    69,748,905
----------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                         595,771       5,785,618        935,518        9,190,553
----------------------------------------------------
Shares redeemed                                        (6,883,983)    (66,778,258)   (13,505,266)    (133,005,809)
----------------------------------------------------  -----------  --------------  -------------  ---------------
     Net change resulting from Class A share
     transactions                                      (4,960,799) ($  47,977,299)    (5,614,864) ($   54,066,351)
----------------------------------------------------  -----------  --------------  -------------  ---------------




Limited Term Fund

--------------------------------------------------------------------------------

                                                                        YEAR ENDED NOVEMBER 30,
                                                                   1995                         1994
FORTRESS SHARES                                           SHARES         AMOUNT        SHARES         AMOUNT
Shares sold                                                 222,214  $    2,159,459    1,322,242  $   13,171,453
------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                            37,164         359,921       48,336         472,000
------------------------------------------------------
Shares redeemed                                            (652,247)     (6,290,180)    (666,787)     (6,475,435)
------------------------------------------------------  -----------  --------------  -----------  --------------
     Net change resulting from Fortress share
     transactions                                          (392,869) ($   3,770,800)     703,791  $    7,168,018
------------------------------------------------------  -----------  --------------  -----------  --------------
          Net change resulting from share transactions   (5,353,668) ($  51,748,099)  (4,911,073) ($  46,898,333)
------------------------------------------------------  -----------  --------------  -----------  --------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/ or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares and Fortress Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                                                                                            % OF AVG. DAILY NET
                                    SHARE CLASS NAME                                          ASSETS OF CLASS
Class A                                                                                           0.50 of 1%
----------------------------------------------------------------------------------------
Fortress                                                                                          0.15 of 1%
----------------------------------------------------------------------------------------





Limited Term Fund

--------------------------------------------------------------------------------

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund shares for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $66,620 and start-up administrative service expenses of $65,386 were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $17,765 and $16,798, respectively, pursuant to this agreement.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended
November 30, 1995, were as follows:

--------------------------------------------------------------------------------------------------
PURCHASES                                                                                           $   92,910,042
--------------------------------------------------------------------------------------------------  --------------
SALES                                                                                               $  156,207,880
--------------------------------------------------------------------------------------------------  --------------


SUBSEQUENT EVENT--Effective January 31, 1996, the Fund changed its name from Limited Term Fund to Federated Limited Term Fund.

Effective January 31, 1996, the Fortress Shares changed its name to Class F Shares.





Independent Auditors
--------------------------------------------------------------------------------

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of LIMITED TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Limited Term Fund (a portfolio of Fixed Income Securities Inc.) as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Limited Term Fund as of November 30, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
January 17, 1996





Directors                              Officers

--------------------------------------------------------------------------------

John F. Donahue                        John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                    Richard B. Fisher
William J. Copeland                      President
James E. Dowd                          J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Richard B. Fisher                      Edward C. Gonzales
Edward L. Flaherty, Jr.                  Executive Vice President
Peter E. Madden                        John W. McGonigle
Gregor F. Meyer                          Executive Vice President and Secretary
John E. Murray, Jr.                    David M. Taylor
Wesley W. Posvar                         Treasurer
Marjorie P. Smuts                      Charles H. Field
                                         Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectuses, which contain facts concerning its objective and policies, management fees, expenses and other information.





[LOGO OF FEDERATED] Federated Funds
                    Where Experts Invest


Federated Securities Corp. is the distributor of the fund.

A Subsidiary of Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Cusip 338319106
Cusip 338319304
G01176-01 (1/96)                                         [RECYCLED PAPER LOGO]



[logo] FEDERATED INVESTORS


Limited Term
Municipal
Fund

Annual Report
November 30, 1995


Established 1993


President's Message

Dear Shareholder:

I am pleased to present the Annual Report for Federated Limited Term Municipal Fund, formerly Limited Term Municipal Fund, which covers the 12-month period ended November 30, 1995.

This report begins with an interview with portfolio manager Mary Jo Ochson, Senior Vice President of Federated Advisers. Following her interview are three additional items of shareholder interest:


First a series of graphs indicating the fund's performance over time. These investment charts show the value of reinvesting dividends and the benefit of a continuous investment program.

     Second, a complete listing of the fund's holdings indicating the income opportunities available through a diversified portfolio of income-producing bond investments.

     Third, we have published the fund's complete financial statements.

Federated Limited Term Municipal Fund pursues tax-free income with limited fluctuation in share value through a diversified portfolio of short-term municipal bonds.* On November 30, 1995, the fund's holdings were rated as follows: A or better, 41.4%; BBB, 40.2%, and non-rated, 18.4%.** The holdings included bonds issued for hospitals, single-family housing authorities, electric revenue, and resource recovery bonds.

Consistent with a favorable economic environment during the reporting period, the fund's Class A Shares and Fortress Shares delivered total returns of 8.67% and 8.86%, respectively, based on net asset value.+ The net asset value of Class A Shares and Fortress Shares increased by $0.36 from the first day of the period to the last day. Class A Shares paid in-come of $0.46 per share while Fortress Shares paid income of $0.47 per share. At the end of the period, the fund's net assets stood at $91.6 million.

We trust you were pleased with the positive performance of your investment in Federated Limited Term Municipal Fund. Remember, reinvesting your earnings is a
convenient way to build your account   and help your money grow through the
                                     -
benefit of compounding.
As always, we welcome your comments and suggestions.

Sincerely,



Richard B. Fisher
President
January 15, 1996

* Income may be subject to the federal alternative minimum tax and state and local taxes.
** Ratings are according to Standard & Poor's Ratings Group.
 + Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A Shares and Fortress Shares were 7.54% and 7.86%, respectively.


Management Discussion and Analysis

   [PHOTO]
Mary Jo Ochson
Senior Vice President
Federated Advisers


Q Mary Jo, could you review the developments in the limited-maturity, fixed-income markets for the twelve months ending November 30, 1995?

A Reasonable economic growth without rampant inflation set the stage for a dramatic fall in yields on fixed-income (as well as variable rate) issues over the past twelve months. After a brief ascent from 7.80% on November 30, 1994 to 7.90% on January 9, 1995, yields on five-year U.S. Treasury notes fell to 5.55% by November 30, 1995.


   In the limited-maturity municipal bond market, rates also exhibited a broad-based downward trend. From November 30, 1994 to September 14, 1995, yields for five-year, A-rated general obligation issues descended from 5.70% to 4.40% prior to a modest climb to 4.45% by November 30, 1995. The strength of the Treasury market overshadowed that of the municipal market largely due to uncertainties created by tax reform debate ``flat tax'' vs.
                                                -
   ``consumption tax'' vs. ``value-added tax'' that would impact the treatment
                                              -
   of municipal bond interest. Reflected as a percentage of five-year Treasury yields, five-year A-rated municipal yields started the period at 72.9%; reached a trough of 70.8% on February 2, 1995; peaked at 82.6% on July 6, 1995; and retraced modestly to 80.3% by November 30, 1995.

Q How did an investor in Limited Term Municipal Fund do over the past twelve months?

A For the twelve months ending November 30, 1995, an investor in Limited Term Municipal Fund Class A Shares received a total return of 8.67% based on net asset value and 7.54% based on offering price. Investors in the Fortress Shares received a total return of 8.86% based on net asset value and 7.86% based on offering price.* The fund's returns compared very favorably with the 7.45% total return of the Lipper Short Municipal Debt Fund Average for the same period.


   As for income, the fund's distribution yields of 4.44% for Class A Shares and 4.69% for Fortress Shares for the 30 days ended November 30, 1995 also compared favorably to the Lipper Short Municipal Debt Fund Average yield of 4.10% for the same period. These yields are calculated on a net asset value basis.

   * Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Q What portfolio strategies have been employed over the past twelve months to pursue the investment objective of the fund?

A During the first eight months of fiscal year 1995 of the fund, management sought to increase the exposure to BBB-rated issues, as credit quality in the municipal sector improved on a broad basis the result of increased property
                                             -
   tax, sales tax, and corporate/individual income tax receipts. The intent of this strategy was to capture attractive yields and potential price escalation due to rating agency upgrading. The fund's management also sought to avoid market discount issues which, despite strong price appreciation with the decline in market yields, could lead to the distribution of taxable ordinary income via the accretion of the market discount. As yield spreads between high-grade and medium-grade issues narrowed over the last four months of fiscal year 1995 to unreasonable levels, fund management sought to increase the credit quality of purchases.

Q  In what sectors of the municipal market has the fund been invested?

A As of November 30, 1995, the Fund directed 19.1% of its total assets in hospital/healthcare issues; 12.5% in collateralized student loan revenue issues typically AAA rated first tranches of a senior-junior structured deal;
         -
   11.6% in local general obligation issues; 6.1% in municipal electric system issues; and 5.5% in industrial and utility pollution control revenue issues. For the remaining 45.2% of assets, no sector represented more than 3% of fund assets. One should note that the exposure to healthcare has been reduced from 24.4% of fund assets due to yield spread contraction, internal credit determinations, and portfolio repositioning/fund growth over the past twelve months.

Q Could you describe the volatility characteristics of the fund over the past twelve months?

   The net asset value per share of the fund was less susceptible to change during the past twelve months, in part due to a reduction of market volatility and to adjustments in the portfolio. The table below compares the net asset value, or NAV, for the fiscal years ending 11/30/95 and 11/30/94:

            11/30/95          11/30/94
     Average       $9.71        $9.82
     Maximum       $9.85       $10.16
     Minimum       $9.48        $9.45
     Range         $0.37        $0.71
     % Average    3.81%          7.23%

   During the past twelve months the NAV volatility has been internally reduced by tight duration constraints and by the acquisition of securities with positive convexity (outperformance potential) or lesser degrees of negative convexity. The fund's modified duration began fiscal 1995 at 3.18 years and was gradually reduced to 2.21 years by the fiscal year end. Convexity was improved by the disposition of near-the money callable issues for the purchase of medium-grade noncallable bullet maturities. This made the NAV less prone to extension risk, should market yields rise, and to contraction risk should market yields fall. Predictability of NAV duration was deemed a critical investment posture as the fund grew in assets from $45.5 million to $91.6 million during the twelve months ending November 30, 1995.

Two Ways You May Seek to Invest for Success in
Limited Term Municipal Fund
Initial Investment:

If you had made an initial investment of $3,000 in the Class A Shares of Limited Term Municipal Fund on 9/1/93, reinvested dividends and capital gains, and didn't redeem any shares, your account would have been worth $3,236 on 11/30/95. You would have earned a 3.42% average annual total return for the 2-year investment life span.*

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/95, the Class A Shares' average annual one-year and since inception (9/1/93) total returns were 7.51%, and 3.46%, respectively. Fortress Shares' average annual one-year and since inception (9/1/93) total returns were 7.85% and 3.65%, respectively.



Graphic representation "F" omitted.  See Appendix.

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% sales charge applicable to an initial investment in Class A Shares and the 1% sales charge and 1% contingent deferred sales charge for Fortress shares.
   Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.



Limited Term Municipal Fund

One Step at a Time:

$1,000 invested each year for 2 years (reinvesting all dividends and capital gains) grew to $3,140.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Limited Term Municipal Fund on 9/1/93, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $3,000 but your account would have reached a total value of $3,140* by 11/30/95. You would have earned an average annual total return of 3.85%.

A practical investment plan helps you pursue income by investing in short-term municipal securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, and compounding to work!

Graphic representation "G" omitted.  See Appendix.



* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

Limited Term Municipal Fund
                           -
Portfolio Update


Grahpic representation "H" omitted.  See Appendix.

Serving a Wide Range of Investors



Graphici Representation "I" omitted.  See Appendix.


Limited Term Municipal Fund
                           -
(Class A Shares)

Growth of $10,000 Invested in Limited Term Municipal Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Limited Term Municipal Fund (Class A Shares) (the ``Fund'') from September 1, 1993 (start of performance) to November 30, 1995 compared to the Lehman Brothers Three Year State General Obligation Index (LB3YRSGO).+


Grahpic representation "J" omitted.  See Appendix.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3YRSGO has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

**Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB3YRSGO is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

Limited Term Municipal Fund
                           -
(Fortress Shares)

Growth of $10,000 Invested in Limited Term Municipal Fund (Fortress Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Limited Term Municipal Fund (Fortress Shares) (the ``Fund'') from September 1, 1993 (start of performance) to November 30, 1995 compared to the Lehman Brothers Three Year State General Obligation Index (LB3YRSGO).+


Grahpic representation "K" omitted.  See Appendix.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $9,900 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) that was in effect prior to July 17, 1995. As of July 17, 1995, the Fund did not have a sales charge. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3YRSGO has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB3YRSGO is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

Limited Term Municipal Fund
Portfolio of Investments
--------------------------------------------------------------------------------
November 30, 1995

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
SHORT-TERM MUNICIPAL SECURITIES--18.4%
---------------------------------------------------------------------------------------
              CALIFORNIA--3.2%
              -------------------------------------------------------------------------
$  3,000,000  California State, UT GO Bonds, 7.375% TOBs, Optional Tender 4/1/1996       A+         $   3,002,370
              -------------------------------------------------------------------------             -------------
              KENTUCKY--1.2%
              -------------------------------------------------------------------------
   1,100,000  Kentucky Pollution Abatement & Water Resource Finance Authority Daily
              VRDNs (Toyota Motor Credit Corp.)                                          A-1+           1,100,000
              -------------------------------------------------------------------------             -------------
              MINNESOTA--5.4%
              -------------------------------------------------------------------------
   5,000,000  Bass Brook, MN, PCR, 4.50% TOBs (Minnesota Power And Light Co.),
              Mandatory Tender 5/31/1996                                                 Baa1           4,991,800
              -------------------------------------------------------------------------             -------------
              NEW YORK--3.3%
              -------------------------------------------------------------------------
   3,000,000  Yonkers, NY, 4.75% BANs, 4/23/1996                                         NR             3,000,870
              -------------------------------------------------------------------------             -------------
              NORTH DAKOTA--2.2%
              -------------------------------------------------------------------------
   2,000,000  Oliver County, ND, Floating Rate Annual Tender PCR Bonds, 4.50% TOBs
              (Square Butte Electric Cooperative), Optional Tender 9/01/1996             A-             2,000,000
              -------------------------------------------------------------------------             -------------
              TEXAS--3.0%
              -------------------------------------------------------------------------
   2,800,000  Harris County, TX HFDC Daily VRDNs (St. Luke's Episcopal Hospital)         A-1+           2,800,000
              -------------------------------------------------------------------------             -------------
              TOTAL SHORT-TERM MUNICIPAL SECURITIES
              (AT AMORTIZED COST)                                                                      16,895,040
              -------------------------------------------------------------------------             -------------
LONG-TERM MUNICIPAL SECURITIES--80.7%
---------------------------------------------------------------------------------------
              ALABAMA--2.1%
              -------------------------------------------------------------------------
     450,000  Mobile, AL, GO Warrants, 4.65%, 8/15/1997                                  NR               453,722
              -------------------------------------------------------------------------
     470,000  Mobile, AL, GO Warrants, 4.75%, 8/15/1998                                  NR               475,085
              -------------------------------------------------------------------------
     490,000  Mobile, AL, GO Warrants, 4.85%, 8/15/1999                                  NR               494,268
              -------------------------------------------------------------------------
     515,000  Mobile, AL, GO Warrants, 4.95%, 8/15/2000                                  NR               519,264
              -------------------------------------------------------------------------             -------------
              Total                                                                                     1,942,339
              -------------------------------------------------------------------------             -------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
---------------------------------------------------------------------------------------
              COLORADO--3.3%
              -------------------------------------------------------------------------
$    500,000  Colorado Student Obligation Bond Authority, Student Loan Revenue Bonds,
              5.20%, 9/1/1997                                                            A          $     509,010
              -------------------------------------------------------------------------
   1,000,000  Colorado Student Obligation Bond Authority, Student Loan Revenue Bonds,
              5.40%, 9/1/1998                                                            A              1,027,680
              -------------------------------------------------------------------------
   1,500,000  Denver, CO City & County Airport Authority, Subordinate Lien Revenue
              Bonds (Series C), 6.00% (Sumitomo Trust & Banking Co., Ltd Osaka LOC),
              4/1/1997 (@100)                                                            BBB            1,519,035
              -------------------------------------------------------------------------             -------------
              Total                                                                                     3,055,725
              -------------------------------------------------------------------------             -------------
              FLORIDA--0.2%
              -------------------------------------------------------------------------
     200,000  Jacksonville, FL Electric Authority, St. John's River Power Park Special
              Obligation Revenue Bonds, 6.50% (Original Issue Yield: 6.968%), 10/1/1999
              (@101.5)                                                                   Aa1              213,506
              -------------------------------------------------------------------------             -------------
              ILLINOIS--6.1%
              -------------------------------------------------------------------------
     750,000  Chicago, IL Gas Supply System, Revenue Bonds, 7.50% (Peoples Gas Light &
              Coke Company), 3/1/2000 (@102)                                             AA-              832,500
              -------------------------------------------------------------------------
   1,000,000  Illinois Development Finance Authority, (Series 1995) Revenue Bonds,
              5.80% (Catholic Charities Housing Development Corp), Callable 1/01/2005
              (@102)                                                                     NR             1,014,730
              -------------------------------------------------------------------------
     500,000  Illinois Development Finance Authority, Housing Revenue Bonds, 5.25%
              (Catholic Charities Housing Development Corp)/(Archdiocese of Chicago
              GTD), 1/1/1999                                                             NR               501,385
              -------------------------------------------------------------------------
     365,000  Illinois Educational Facilities Authority, Revenue Bonds, 4.90% (Illinois
              Institute of Technology)/(Original Issue Yield: 5.00%), 12/1/1996          Baa1             367,577
              -------------------------------------------------------------------------
     380,000  Illinois Educational Facilities Authority, Revenue Bonds, 5.05% (Illinois
              Institute of Technology)/(Original Issue Yield: 5.15%), 12/1/1997          Baa1             382,728
              -------------------------------------------------------------------------
     400,000  Illinois Educational Facilities Authority, Revenue Bonds, 5.25% (Illinois
              Institute of Technology)/(Original Issue Yield: 5.35%), 12/1/1998          Baa1             404,088
              -------------------------------------------------------------------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
---------------------------------------------------------------------------------------
              ILLINOIS--CONTINUED
              -------------------------------------------------------------------------
$  1,000,000  Illinois Health Facilities Authority, Revenue Bonds, 6.15% (Trinity
              Medical Center, IL)/(Original Issue Yield: 6.25%),
              7/1/1998                                                                   Baa1       $   1,021,690
              -------------------------------------------------------------------------
   1,000,000  Illinois Health Facilities Authority, Revenue Bonds, 6.30% (Trinity
              Medical Center, IL)/(Original Issue Yield: 6.50%),
              7/1/1999                                                                   Baa1           1,022,720
              -------------------------------------------------------------------------             -------------
              Total                                                                                     5,547,418
              -------------------------------------------------------------------------             -------------
              INDIANA--2.3%
              -------------------------------------------------------------------------
     885,000  LaPorte County, IN Hospital Authority, Refunding Revenue Bonds, 5.60%
              (LaPorte Hospital)/(Original Issue Yield: 5.747%), 3/1/1999                Baa              896,443
              -------------------------------------------------------------------------
     935,000  LaPorte County, IN Hospital Authority, Refunding Revenue Bonds, 5.80%
              (LaPorte Hospital)/(Original Issue Yield: 5.898%), 3/1/2000                Baa              949,306
              -------------------------------------------------------------------------
     225,000  Marion County, IN Hospital Authority, Hospital Facility Revenue Refunding
              Bonds, 6.50% (Methodist Hospital of Indiana)/(Original Issue Yield:
              7.374%), 9/1/1999 (@102)                                                   AA               238,228
              -------------------------------------------------------------------------             -------------
              Total                                                                                     2,083,977
              -------------------------------------------------------------------------             -------------
              KENTUCKY--2.8%
              -------------------------------------------------------------------------
   2,420,000  Kentucky Higher Education Student Loan Corp., (Series D) Student Loan
              Revenue Bonds, 6.45%, 6/1/1998                                             AA-            2,537,539
              -------------------------------------------------------------------------             -------------
              MASSACHUSETTS--10.5%
              -------------------------------------------------------------------------
     250,000  Greater New Bedford Regional Refuse Management District, MA, GO Landfill
              Bonds, 4.90% (Original Issue Yield: 5.00%), 5/1/1998                       Baa              250,667
              -------------------------------------------------------------------------
     750,000  Greater New Bedford Regional Refuse Management District, MA, UT GO Bonds,
              5.00% (Original Issue Yield: 5.10%),
              5/1/1999                                                                   Baa              745,553
              -------------------------------------------------------------------------
     750,000  Greater New Bedford Regional Refuse Management District, MA, UT GO Bonds,
              5.10% (Original Issue Yield: 5.20%),
              5/1/2000                                                                   Baa              741,510
              -------------------------------------------------------------------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
---------------------------------------------------------------------------------------
              MASSACHUSETTS--CONTINUED
              -------------------------------------------------------------------------
$    515,000  Massachusetts HEFA, Revenue Bonds (Series B), 5.00% (Holyoke Hospital,
              MA)/(Original Issue Yield: 5.25%),
              7/1/1996                                                                   Baa1       $     515,654
              -------------------------------------------------------------------------
     545,000  Massachusetts HEFA, Revenue Bonds (Series B), 5.25% (Holyoke Hospital,
              MA)/(Original Issue Yield: 5.50%),
              7/1/1997                                                                   Baa1             544,809
              -------------------------------------------------------------------------
     605,000  Massachusetts HEFA, Revenue Bonds (Series B), 5.75% (Holyoke Hospital,
              MA)/(Original Issue Yield: 5.95%),
              7/1/1999                                                                   Baa1             603,227
              -------------------------------------------------------------------------
   2,000,000  Massachusetts, IFA, Solid Waste Disposal Sr. Lien Revenue Bonds (Series
              A), 8.00% (Massachusetts Recycling Association), 8/1/1999                  NR             2,053,720
              -------------------------------------------------------------------------
   4,000,000  New England Educational Loan Marketing Corp., (Senior Issue A) Student
              Loan Refunding Revenue Bonds, 6.00% (Original Issue Yield: 6.046%),
              9/1/1998                                                                   Aaa            4,175,520
              -------------------------------------------------------------------------             -------------
              Total                                                                                     9,630,660
              -------------------------------------------------------------------------             -------------
              MINNESOTA--3.4%
              -------------------------------------------------------------------------
   1,500,000  Minneapolis, MN, Rental Housing Revenue Bonds (Series 1994A), 4.30% TOBs
              (Driftwood Apartments Project)/(First Bank NA, Minneapolis LOC),
              Mandatory Tender 11/01/1997                                                A+             1,501,965
              -------------------------------------------------------------------------
   1,500,000  St. Paul, MN Housing & Redevelopment Authority, Hospital Revenue Bonds
              (Series B), 9.75% (Healtheast, MN)/(Original Issue Yield: 9.802%),
              11/1/1997 (@102)                                                           BBB-           1,654,005
              -------------------------------------------------------------------------             -------------
              Total                                                                                     3,155,970
              -------------------------------------------------------------------------             -------------
              MISSOURI--1.1%
              -------------------------------------------------------------------------
   1,000,000  Kansas City, MO IDA, PCR Bonds, 6.05% (General Motors Corp.), Callable
              6/01/1999 (@101)                                                           BBB+           1,024,860
              -------------------------------------------------------------------------             -------------
              NEBRASKA--3.4%
              -------------------------------------------------------------------------
   1,600,000  Nebraska Public Gas Agency, Gas Supply System Revenue Bonds (1995 Series
              A) , 5.00%, 4/1/1998                                                       Baa1           1,623,488
              -------------------------------------------------------------------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
---------------------------------------------------------------------------------------
              NEBRASKA--CONTINUED
              -------------------------------------------------------------------------
$  1,500,000  Nebraska Public Gas Agency, Gas Supply System Revenue Bonds (1995 Series
              A), 5.00%, 4/1/1997                                                        Baa1       $   1,517,490
              -------------------------------------------------------------------------             -------------
              Total                                                                                     3,140,978
              -------------------------------------------------------------------------             -------------
              NEW MEXICO--2.4%
              -------------------------------------------------------------------------
   2,000,000  Las Cruces, NM, (Series 1995) Revenue Bonds, 6.00% (MBIA Insurance
              Corporation INS), 12/1/2001                                                Aaa            2,148,680
              -------------------------------------------------------------------------             -------------
              NEW YORK--9.3%
              -------------------------------------------------------------------------
   2,000,000  New York City, NY, UT GO Bonds (Series B), 5.30%,
              8/15/2000                                                                  BBB+           2,026,420
              -------------------------------------------------------------------------
   1,000,000  New York City, NY, UT GO Bonds (Series D), 4.70%,
              2/15/1999                                                                  BBB+             998,170
              -------------------------------------------------------------------------
   1,000,000  New York City, NY, UT GO Bonds (Series E), 4.70%,
              2/15/1999                                                                  BBB+             998,170
              -------------------------------------------------------------------------
   1,000,000  New York State Urban Development Corp., Youth Facilities Revenue Bonds
              (Series 1995), 4.30%, 4/1/1997                                             Baa1           1,003,170
              -------------------------------------------------------------------------
   1,000,000  New York State Urban Development Corp., Youth Facilities Revenue Bonds
              (Series 1995), 4.60%, 4/1/1999                                             Baa1             998,110
              -------------------------------------------------------------------------
   1,000,000  New York State Urban Development Corp., Youth Facilities Revenue Bonds
              (Series 1995), 4.80%, 4/1/2000                                             Baa1             997,230
              -------------------------------------------------------------------------
   1,500,000  Port Authority of New York and New Jersey, Revenue Bonds (Series SS),
              4.90%, 9/1/1997                                                            AA-            1,501,095
              -------------------------------------------------------------------------             -------------
              Total                                                                                     8,522,365
              -------------------------------------------------------------------------             -------------
              NORTH CAROLINA--0.7%
              -------------------------------------------------------------------------
     620,000  North Carolina Eastern Municipal Power Agency, Revenue Bonds (Series A),
              7.25% (Original Issue Yield: 7.50%), 1/1/1997 (@102)                       A                641,173
              -------------------------------------------------------------------------             -------------
              OHIO--5.3%
              -------------------------------------------------------------------------
   1,000,000  Bellefontaine, OH, Hospital Facilities Revenue & Refunding Bonds, 5.00%
              (Mary Rutan Health Associates)/(Original Issue Yield: 5.25%), 12/1/1997    BBB              998,680
              -------------------------------------------------------------------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
---------------------------------------------------------------------------------------
              OHIO--CONTINUED
              -------------------------------------------------------------------------
$  1,500,000  Clyde, OH Waterworks System, Revenue Bonds, 5.60%,
              5/1/1997                                                                   MIG1       $   1,532,010
              -------------------------------------------------------------------------
     630,000  Marion County, OH Health Care Facilities, Revenue Refunding & Improvement
              Bonds, 5.00% (United Church Homes, OH)/(Original Issue Yield: 5.25%),
              11/15/1997                                                                 BBB-             631,499
              -------------------------------------------------------------------------
     250,000  Marion County, OH Health Care Facilities, Revenue Refunding and
              Improvement Bonds, 4.75% (United Church Homes, OH)/(Original Issue Yield:
              5.00%), 11/15/1996                                                         BBB-             250,893
              -------------------------------------------------------------------------
   1,400,000  Ohio Enterprise Bond Fund, (Series 1995-3) State Economic Development
              Revenue Bonds, 5.60% (Smith Steelite),
              12/1/2003                                                                  A-             1,417,094
              -------------------------------------------------------------------------             -------------
              Total                                                                                     4,830,176
              -------------------------------------------------------------------------             -------------
              PENNSYLVANIA--9.9%
              -------------------------------------------------------------------------
   1,000,000  Allegheny County, PA Higher Education, Revenue Bonds, 7.625% (La Roche
              College), 12/1/1996 (@100)                                                 NR             1,041,610
              -------------------------------------------------------------------------
     495,000  Allegheny County, PA Residential Finance Agency, Revenue Refunding Bonds
              (Series W), 4.875% (GNMA COL), 11/1/2003 (@102)                            AAA              484,501
              -------------------------------------------------------------------------
     750,000  Beaver County, PA IDA, PCR Revenue Refunding Bonds (Series A), 7.75%
              (Ohio Edison Co.), 9/1/1999 (@102)                                         BBB-             802,815
              -------------------------------------------------------------------------
   1,500,000  Dover Township, PA Sewer Authority, (Series 1995) Guaranteed BANS, 4.25%
              (Original Issue Yield: 4.50%),
              12/15/1997                                                                 NR             1,497,510
              -------------------------------------------------------------------------
   1,000,000  Monroeville, PA Hospital Authority, Hospital Refunding Revenue Bonds
              (Series 1995), 4.375% (Forbes Health System, PA)/(Original Issue Yield:
              4.50%), 10/1/1996                                                          Baa1           1,003,500
              -------------------------------------------------------------------------
   1,045,000  Monroeville, PA Hospital Authority, Hospital Refunding Revenue Bonds
              (Series 1995), 4.50% (Forbes Health System, PA)/(Original Issue Yield:
              4.70%), 10/1/1997                                                          Baa1           1,045,491
              -------------------------------------------------------------------------
   1,000,000  Monroeville, PA Hospital Authority, Hospital Refunding Revenue Bonds
              (Series 1995), 4.875% (Forbes Health System, PA)/(Original Issue Yield:
              4.90%), 10/1/1998                                                          Baa1           1,005,060
              -------------------------------------------------------------------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
---------------------------------------------------------------------------------------
              PENNSYLVANIA--CONTINUED
              -------------------------------------------------------------------------
$    125,000  Philadelphia, PA Hospitals & Higher Education Facilities Authority,
              Hospital Revenue Bonds (Series B), 6.60% (Children's Seashore House,
              PA)/(Original Issue Yield: 6.80%), 8/15/1998                               BBB+       $     129,868
              -------------------------------------------------------------------------
     455,000  Scranton-Lackawanna, PA Health & Welfare Authority, Revenue Bonds (Series
              1994-A), 5.40% (Allied Services Rehabilitation Hospitals, PA), 7/15/1996   NR               457,525
              -------------------------------------------------------------------------
     485,000  Scranton-Lackawanna, PA Health & Welfare Authority, Revenue Bonds (Series
              1994-A), 5.75% (Allied Services Rehabilitation Hospitals, PA), 7/15/1997   NR               490,049
              -------------------------------------------------------------------------
   1,080,000  Scranton-Lackawanna, PA Health & Welfare Authority, Revenue Bonds (Series
              A), 6.35% (Allied Services Rehabilitation Hospitals, PA), 7/15/1999        NR             1,128,082
              -------------------------------------------------------------------------             -------------
              Total                                                                                     9,086,011
              -------------------------------------------------------------------------             -------------
              PUERTO RICO--4.0%
              -------------------------------------------------------------------------
   1,600,000  Puerto Rico Electric Power Authority, Power Revenue
              (Series T), 5.00%, 7/1/1997                                                A-             1,625,536
              -------------------------------------------------------------------------
   2,000,000  Puerto Rico Municipal Finance Agency, Revenue Bonds (Series A), 5.00%
              (Original Issue Yield: 5.10%), 7/1/1998                                    A-             2,036,300
              -------------------------------------------------------------------------             -------------
              Total                                                                                     3,661,836
              -------------------------------------------------------------------------             -------------
              SOUTH DAKOTA--4.0%
              -------------------------------------------------------------------------
     105,000  South Dakota State Health & Educational Authority, Revenue Bonds, 5.40%
              (Huron Regional Medical Center, SD), 4/1/1997                              BBB-             105,192
              -------------------------------------------------------------------------
     215,000  South Dakota State Health & Educational Authority, Revenue Bonds, 5.50%
              (Huron Regional Medical Center, SD)/(Original Issue Yield: 5.75%),
              4/1/1998                                                                   BBB-             214,796
              -------------------------------------------------------------------------
     225,000  South Dakota State Health & Educational Authority, Revenue Bonds, 6.00%
              (Huron Regional Medical Center, SD), 4/1/1999                              BBB-             226,800
              -------------------------------------------------------------------------
   3,000,000  South Dakota Student Loan Finance Corp., (Series A) Student Loan Revenue
              Bonds, 5.85%, 8/1/2000                                                     A+             3,106,050
              -------------------------------------------------------------------------             -------------
              Total                                                                                     3,652,838
              -------------------------------------------------------------------------             -------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
---------------------------------------------------------------------------------------
              TENNESSEE--1.7%
              -------------------------------------------------------------------------
$  1,500,000  Springfield, TN Health & Educational Facilities Board, Hospital Revenue
              Bonds, 7.50% (Jesse Holman Jones Hospital Corp, TN), 4/1/2000              NR         $   1,552,845
              -------------------------------------------------------------------------             -------------
              TEXAS--2.2%
              -------------------------------------------------------------------------
   1,800,000  Brazos River Authority, TX, Revenue Refunding Bonds (Series B), 8.25%
              (Houston Light & Power Company)/(Original Issue Yield: 8.343%), Callable
              5/1/1998 (@102)                                                            A              1,969,218
              -------------------------------------------------------------------------             -------------
              VIRGINIA--5.2%
              -------------------------------------------------------------------------
   2,000,000  Frederick County, VA IDA, (Series 1995) Lease Revenue Notes, 4.75%,
              12/1/1997                                                                  NR             2,005,100
              -------------------------------------------------------------------------
     200,000  Prince William County, VA IDA, Hospital Revenue Bonds, 5.90% (Potomac
              Hospital Corp., VA), 10/1/1997                                             A                206,163
              -------------------------------------------------------------------------
     255,000  Prince William County, VA IDA, Hospital Revenue Bonds, 6.00% (Potomac
              Hospital Corp., VA), 10/1/1998                                             A                266,164
              -------------------------------------------------------------------------
     255,000  Prince William County, VA IDA, Hospital Revenue Bonds, 6.10% (Potomac
              Hospital Corp., VA), 10/1/1999                                             A                268,640
              -------------------------------------------------------------------------
   2,000,000  Virginia State Housing Development Authority, Commonwealth Mortgage
              Revenue Bonds (Series G-2), 5.40%, 1/1/1998                                AA+            2,040,400
              -------------------------------------------------------------------------             -------------
              Total                                                                                     4,786,467
              -------------------------------------------------------------------------             -------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

 PRINCIPAL                                                                                CREDIT
   AMOUNT                                                                                 RATING*       VALUE
------------  -------------------------------------------------------------------------  ---------  -------------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
---------------------------------------------------------------------------------------
              WEST VIRGINIA--0.8%
              -------------------------------------------------------------------------
$    360,000  West Virginia HFA, (Series 1995) Hospital Refunding & Improvement Revenue
              Bonds, 5.00% (Logan General Hospital), 7/1/1996                            BBB-       $     361,390
              -------------------------------------------------------------------------
     390,000  West Virginia HFA, (Series 1995) Hospital Refunding & Improvement Revenue
              Bonds, 5.10% (Logan General Hospital), 7/1/1997                            BBB-             391,630
              -------------------------------------------------------------------------             -------------
              Total                                                                                       753,020
              -------------------------------------------------------------------------             -------------
              TOTAL LONG-TERM MUNICIPAL SECURITIES
              (IDENTIFIED COST $73,270,295)                                                            73,937,601
              -------------------------------------------------------------------------             -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $90,165,335)(A)                                    $  90,832,641
              -------------------------------------------------------------------------             -------------


(a) The cost of investments for federal tax purposes amounts to $90,165,335. The net unrealized appreciation of investments on a federal tax basis amounts to $667,306 which is comprised of $714,425 appreciation and $47,119 depreciation at November 30, 1995.

 * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($91,621,310) at November 30, 1995.

The following acronyms are used throughout this portfolio:

BANs--Bond Anticipation Notes
COL--Collateralized
GNMA-- Government National Mortgage Association
GO--General Obligation
GTD--Guaranty
HEFA-- Health and Education Facilities Authority
HFA--Housing Finance Authority
HFDC-- Health Facility Development Corporation
IDA--Industrial Development Authority
IFA--Industrial Finance Authority
INS--Insured
LOC--Letter of Credit
MBIA-- Municipal Bond Investors Assurance
PCR--Pollution Control Revenue
TOBs--Tender Option Bonds
UT--Unlimited Tax
VRDNs--Variable Rate Demand Notes
(See Notes which are an integral part of the Financial Statements)


Limited Term Municipal Fund
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
November 30, 1995

ASSETS:
----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $90,165,335)                       $ 90,832,641
----------------------------------------------------------------------------------------------------
Cash                                                                                                       101,863
----------------------------------------------------------------------------------------------------
Income receivable                                                                                        1,319,782
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 741,586
----------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           44,243
----------------------------------------------------------------------------------------------------  ------------
    Total assets                                                                                        93,040,115
----------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------------
Payable for investments purchased                                                        $ 1,003,061
---------------------------------------------------------------------------------------
Payable for shares redeemed                                                                  211,332
---------------------------------------------------------------------------------------
Income distribution payable                                                                  138,047
---------------------------------------------------------------------------------------
Accrued expenses                                                                              66,365
---------------------------------------------------------------------------------------  -----------
    Total liabilities                                                                                    1,418,805
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS for 9,299,150 shares outstanding                                                           $ 91,621,310
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $ 93,380,099
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                 667,306
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                            (2,426,095)
----------------------------------------------------------------------------------------------------  ------------
    Total Net Assets                                                                                  $ 91,621,310
----------------------------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
FORTRESS SHARES:
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($26,441,947 / 2,683,625 shares outstanding)                                       $9.85
----------------------------------------------------------------------------------------------------  ------------
Offering Price Per Share (100/99 of $9.85)*                                                                  $9.95
----------------------------------------------------------------------------------------------------  ------------
Redemption Price Per Share (99/100 of $9.85)**                                                               $9.75
----------------------------------------------------------------------------------------------------  ------------
CLASS A SHARES:
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($65,179,363 / 6,615,525 shares outstanding)                                       $9.85
----------------------------------------------------------------------------------------------------  ------------
Offering Price Per Share (100/99 of $9.85)*                                                                  $9.95
----------------------------------------------------------------------------------------------------  ------------
Redemption Price Per Share (100/100 of $9.85)                                                                $9.85
----------------------------------------------------------------------------------------------------  ------------


 * See " What Shares Cost" in the prospectus
** See " Redeeming Fortress Shares" in the prospectus

(See Notes which are an integral part of the Financial Statements)


Limited Term Municipal Fund
Statement of Operations
--------------------------------------------------------------------------------
Year Ended November 30, 1995

INVESTMENT INCOME:
-----------------------------------------------------------------------------------------------------
Interest                                                                                               $ 2,739,807
-----------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------
Investment advisory fee                                                                    $  203,057
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                     155,000
-----------------------------------------------------------------------------------------
Custodian fees                                                                                 45,766
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                       41,068
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                       1,590
-----------------------------------------------------------------------------------------
Auditing fees                                                                                  10,927
-----------------------------------------------------------------------------------------
Legal fees                                                                                      4,430
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                      36,389
-----------------------------------------------------------------------------------------
Distribution services fee--Fortress Shares                                                     24,592
-----------------------------------------------------------------------------------------
Distribution services fee--Class A Shares                                                      85,924
-----------------------------------------------------------------------------------------
Shareholder services fee--Fortress Shares                                                      39,653
-----------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                       80,173
-----------------------------------------------------------------------------------------
Share registration costs                                                                       59,260
-----------------------------------------------------------------------------------------
Printing and postage                                                                           31,281
-----------------------------------------------------------------------------------------
Insurance premiums                                                                              2,666
-----------------------------------------------------------------------------------------
Taxes                                                                                           4,898
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                  17,290
-----------------------------------------------------------------------------------------  ----------
    Total expenses                                                                            843,964
-----------------------------------------------------------------------------------------
Waivers and reimbursements--
-----------------------------------------------------------------------------
  Waiver of investment advisory fee                                            $ (203,057)
-----------------------------------------------------------------------------
  Waiver of distribution services fee--Fortress Shares                            (16,382)
-----------------------------------------------------------------------------
  Waiver of shareholder services fee--Fortress Shares                                (366)
-----------------------------------------------------------------------------
  Waiver of shareholder services fee--Class A Shares                               (1,360)
-----------------------------------------------------------------------------
  Reimbursement of other operating expenses                                      (310,300)
-----------------------------------------------------------------------------  ----------
    Total waivers and reimbursements                                                         (531,465)
-----------------------------------------------------------------------------------------  ----------
         Net expenses                                                                                      312,499
-----------------------------------------------------------------------------------------------------  -----------
             Net investment income                                                                       2,427,308
-----------------------------------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                          (439,009)
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                     2,221,502
-----------------------------------------------------------------------------------------------------  -----------
    Net realized and unrealized gain on investments                                                      1,782,493
-----------------------------------------------------------------------------------------------------  -----------
         Change in net assets resulting from operations                                                $ 4,209,801
-----------------------------------------------------------------------------------------------------  -----------


(See Notes which are an integral part of the Financial Statements)


Limited Term Municipal Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              YEAR ENDED
                                                                                             NOVEMBER 30,
                                                                                         1995            1994
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------------------------
OPERATIONS--
----------------------------------------------------------------------------------
Net investment income                                                               $    2,427,308  $    1,950,059
----------------------------------------------------------------------------------
Net realized gain (loss) on investments ($439,009 net loss and $1,987,086 net loss, respectively, as computed for federal tax
purposes)                                                                                 (439,009)     (1,987,086)
----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                     2,221,502      (1,490,568)
----------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from operations                                      4,209,801      (1,527,595)
----------------------------------------------------------------------------------  --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------------------------
  Fortress Shares                                                                         (804,559)       (452,363)
----------------------------------------------------------------------------------
  Class A Shares                                                                        (1,622,749)     (1,497,696)
----------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from distributions to shareholders                  (2,427,308)     (1,950,059)
----------------------------------------------------------------------------------  --------------  --------------
SHARE TRANSACTIONS--
----------------------------------------------------------------------------------
Proceeds from sale of shares                                                            75,579,715      84,145,643
----------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                   1,474,064       1,275,042
----------------------------------------------------------------------------------
Cost of shares redeemed                                                                (32,662,928)    (53,496,962)
----------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from share transactions                             44,390,851      31,923,723
----------------------------------------------------------------------------------  --------------  --------------
          Change in net assets                                                          46,173,344      28,446,069
----------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------
Beginning of period                                                                     45,447,966      17,001,897
----------------------------------------------------------------------------------  --------------  --------------
End of period                                                                       $   91,621,310  $   45,447,966
----------------------------------------------------------------------------------  --------------  --------------


(See Notes which are an integral part of the Financial Statements)


Limited Term Municipal Fund
Financial Highlights--Fortress Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     YEAR ENDED NOVEMBER 30,
                                                                                1995       1994       1993(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                            $    9.49  $   10.02   $   10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------
  Net investment income                                                              0.47       0.45        0.11
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             0.36      (0.53)       0.02
------------------------------------------------------------------------------  ---------  ---------  -----------
  Total from investment operations                                                   0.83      (0.08)       0.13
------------------------------------------------------------------------------  ---------  ---------  -----------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------
  Distributions from net investment income                                          (0.47)     (0.45)      (0.11)
------------------------------------------------------------------------------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                  $    9.85  $    9.49   $   10.02
------------------------------------------------------------------------------  ---------  ---------  -----------
TOTAL RETURN (B)                                                                     8.86%     (0.75%)       1.26%
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------
  Expenses                                                                           0.49%      0.44%       0.25%(d)
------------------------------------------------------------------------------
  Net investment income                                                              4.91%      4.57%       4.79%(d)
------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                   1.12%      0.94%       1.86%(d)
------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                         $26,442    $12,804       $3,307
------------------------------------------------------------------------------
  Portfolio turnover                                                                   47%       135%          0 %
------------------------------------------------------------------------------


 (a) Reflects operations for the period from September 1, 1993 (date of initial public offering) to November 30, 1993.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)


Limited Term Municipal Fund
Financial Highlights--Class A Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     YEAR ENDED NOVEMBER 30,
                                                                                1995       1994       1993(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                            $    9.49  $   10.02   $   10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------
  Net investment income                                                              0.46       0.43        0.10
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             0.36      (0.53)       0.02
------------------------------------------------------------------------------  ---------  ---------  -----------
  Total from investment operations                                                   0.82      (0.10)       0.12
------------------------------------------------------------------------------  ---------  ---------  -----------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------
  Distributions from net investment income                                          (0.46)     (0.43)      (0.10)
------------------------------------------------------------------------------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                  $    9.85  $    9.49   $   10.02
------------------------------------------------------------------------------  ---------  ---------  -----------
TOTAL RETURN (B)                                                                     8.67%     (0.95%)       1.20%
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------
  Expenses                                                                           0.68%      0.63%       0.50%(d)
------------------------------------------------------------------------------
  Net investment income                                                              4.72%      4.33%       4.30%(d)
------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                   1.03%      0.94%       1.71%(d)
------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                         $65,179    $32,644      $13,694
------------------------------------------------------------------------------
  Portfolio turnover                                                                   47%       135%          0 %
------------------------------------------------------------------------------


 (a) Reflects operations for the period from September 1, 1993 (date of initial public investment) to November 30, 1993.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)


Limited Term Municipal Fund
Notes to Financial Statements
--------------------------------------------------------------------------------
November 30, 1995

(1) ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three diversified portfolios. The financial statements included herein are only those of Limited Term Municipal Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Fortress Shares and Class A Shares.

During the fiscal year ended November 30, 1994, the Corporation offered five portfolios (Limited Term Fund, Limited Term Municipal Fund, Strategic Income Fund, Limited Maturity Government Fund, and Multi-State Municipal Income Fund). As of December 23, 1994, and April 7, 1995 the Board of Directors approved the liquidation of Limited Maturity Government Fund and Multi-State Municipal Income Fund, respectively.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     At November 30, 1995, the Fund, for federal tax purposes, had capital loss carryforwards of $2,426,095, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:


Limited Term Municipal Fund

--------------------------------------------------------------------------------

   EXPIRATION AMOUNT        EXPIRATION DATE
     $   1,987,086                  2002
           439,009                  2003


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At November 30, 1995, par value shares ($0.001 per share) authorized were as follows:

                                      POUND OF PAR VALUE
CLASS NAME                         CAPITAL STOCK AUTHORIZED
Fortress                                  1,000,000,000
Class A                                   1,000,000,000
                                      -----------------
  Total shares authorized                 2,000,000,000
                                      -----------------


Transactions in capital stock were as follows:

                                                                        YEAR ENDED NOVEMBER 30,
                                                                   1995                         1994
FORTRESS SHARES                                           SHARES         AMOUNT        SHARES         AMOUNT
Shares sold                                               2,014,269  $   19,652,159    1,295,783  $   12,793,467
------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                            40,074         389,915       22,393         218,275
------------------------------------------------------
Shares redeemed                                            (719,239)     (6,978,035)    (299,885)     (2,914,764)
------------------------------------------------------  -----------  --------------  -----------  --------------
     Net change resulting from
     Fortress share transactions                          1,335,104  $   13,064,039    1,018,291  $   10,096,978
------------------------------------------------------  -----------  --------------  -----------  --------------



Limited Term Municipal Fund

--------------------------------------------------------------------------------

                                                                        YEAR ENDED NOVEMBER 30,
                                                                   1995                         1994
CLASS A SHARES                                            SHARES         AMOUNT        SHARES         AMOUNT
Shares sold                                               5,713,041  $   55,927,556    7,174,691  $   71,352,176
------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                           111,389       1,084,149      108,095       1,056,767
------------------------------------------------------
Shares redeemed                                          (2,647,044)    (25,684,893)  (5,211,977)    (50,582,198)
------------------------------------------------------  -----------  --------------  -----------  --------------
     Net change resulting from
     Class A share transactions                           3,177,386  $   31,326,812    2,070,809  $   21,826,745
------------------------------------------------------  -----------  --------------  -----------  --------------
          Net change resulting from
          share transactions                              4,512,490  $   44,390,851    3,089,100  $   31,923,723
------------------------------------------------------  -----------  --------------  -----------  --------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .40 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/ or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Fortress Shares and Class A shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate Federated Securities Corp.

                                  % OF AVG. DAILY NET
SHARE CLASS NAME                    ASSETS OF CLASS
Fortress Shares                         0.15 of 1%
Class A Shares                          0.25 of 1%



Limited Term Municipal Fund

--------------------------------------------------------------------------------

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay up to .25 of 1% of average daily net assets of the Fund shares for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("Fserv") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational and/or start-up administrative service expenses of $99,798 were borne initially by Federated Advisers.

The Fund has agreed to reimburse Federated Advisers for the organizational and/or start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $8,053 pursuant to this agreement.

INTERFUND TRANSACTIONS--During the period ended November 30, 1995, the Corporation engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $61,050,000 and $66,599,999, respectively.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended
November 30, 1995, were as follows:

---------------------------------------------------------------------------------------------------
PURCHASES                                                                                            $  52,006,348
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $  22,124,447
---------------------------------------------------------------------------------------------------  -------------


SUBSEQUENT EVENT--Effective January 31, 1996, the Fund changed its name from Limited Term Municipal Fund to Federated Limited Term Municipal Fund. Effective January 31, 1996, the Fortress Shares changed its name to Class F Shares.


Independent Auditors' Report

--------------------------------------------------------------------------------

To the Board of Directors of FIXED INCOME SECURITIES, INC.
  and the Shareholders of LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Limited Term Municipal Fund as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Limited Term Municipal Fund as of November 30, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
January 17, 1996



Directors                                              Officers

--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       Richard B. Fisher
William J. Copeland                                       President
James E. Dowd                                             J. Christopher Donahue
Lawrence D. Ellis, M.D.                                   Executive Vice President
Richard B. Fisher                                         Edward C. Gonzales
Edward L. Flaherty, Jr.                                   Executive Vice President
Peter E. Madden                                           John W. McGonigle
Gregor F. Meyer                                           Executive Vice President and Secretary
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         Charles H. Field
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.



  [logo]     FEDERATED FUNDS
Since 1955   WHERE EXPERTS INVEST

Federated Securities Corp. is the distributor of the fund.

A Subsidiary of Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779



Cusip 338319502
Cusip 338319403
G00278-02 (1/96)


                                            [LOGO] FEDERATED INVESTORS


                                                   Strategic
                                                   Income
                                                   Fund










                                                   Annual Report
                                                   November 30, 1995




                                                   Established 1994


FIXED INCOME


President's Message



Dear Shareholder:
I am pleased to present the first Annual Report for Federated Strategic Income Fund, formerly Strategic Income Fund, which covers the period from November 30, 1994 to November 30, 1995.


This report begins with an interview with the portfolio manager Randall S. Bauer, Vice President, Federated Advisers. Following his interview are three additional items of shareholder interest:

  First a series of graphs indicating the fund's performance over time. These investment charts show the value of reinvesting dividends and the benefit of a continuous investment program.

  Second, a complete listing of the fund's holdings indicating the income opportunities available through a diversified portfolio of income-producing bond investments.

 Third, we have published the fund's complete financial statements.


Federated Strategic Income Fund is designed to pursue generous income from bonds selected in three areas including U.S. government bonds, international bonds, and U.S. high-yield, lower-rated corporate bonds.

Consistent with a favorable environment for bonds, i.e. lower interest rates in the U.S. and in many international arenas, your fund delivered strong performance during the reporting period. The Fund's Class A Shares posted a total return of 15.64% based on net asset value for the 12-month period ending November 30, 1995. The Fund's Class B Shares, Class C Shares and Fortress Shares achieved total returns of 5.13%, 14.79% and 15.07%, respectively, based on net asset value.*

The value of the fund's shares increased during the reporting period as follows: Class A from $9.54 to $10.14; Class C from $9.54 to $10.14; and Fortress Shares from $9.54 to $10.14. Class B Shares for the period from July 27, 1995 (date of initial public offering) to November 30, 1995, increased from $10.00 to $10.14. Dividends paid per share during the reporting period totaled $0.83 for Class A Shares, $0.24 for Class B Shares, $0.75 for Class C Shares, and $0.78 for Fortress Shares. At the end of the period, the fund's net assets stood at $16.3 million.


* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A Shares, Class B Shares, Class C Shares, and Fortress Shares were 10.43%, (.47%), 13.66%, and 12.76%, respectively.

In 1995 bond fund managers were pleased to be working in a favorable market environment which was in sharp contrast to 1994. In 1996, Federated Strategic Income Fund will continue its diversification by class and by countries, and will concentrate on selected issues.

We trust you were pleased with the positive performance of your investment in Federated Strategic Income Fund. Remember, reinvesting your earnings is a convenient way to build your account-and help your money grow through the benefit of compounding.

As always, we welcome your comments and suggestions.


Sincerely,

Richard B. Fisher
President
January 15, 1996


Investment Review




Randall S. Bauer
Vice President
Federated Advisers

Q During the 12-month reporting period from November 30, 1994 to November 30, 1995, the bond markets in the U.S. and around the world generated very positive returns. This was quite a contrast to the previous year. Can you comment?

A The main reason behind the fine general performance of the U.S. bond market in 1995 was the fairly clear evidence that economic activity is slowing down, and along with it, a favorable outlook for inflation. Also bolstering the market, some progress was perceived on taming the chronic U.S. budget deficit.

Overseas markets have also performed well as a result of slowing economic activity, though a significant portion of the return to U.S. investors from these markets has been the result of a decline in the value of the U.S. dollar against many foreign currencies.


Q  How did Strategic Income Fund perform for shareholders?

A The fund's Class A Shares posted a total return for the fiscal year ended November 30, 1995 of 15.64% based on net asset value. The fund's returns were consistent with the Lipper General Bond fund category return of 15.63% for the same period.* The fund's Class B Shares, Class C Shares and Fortress Shares achieved total returns of 5.13%, 14.79% and 15.07%, respectively, based on net asset value.**

Specific areas that performed very well were U.S. Treasury and high- quality U.S. corporate securities, as well as non-dollar securities issued by the "core European" governments like Germany and the Netherlands. Areas which performed less well on a relative basis (though still quite well on an absolute basis) were U.S. mortgage securities, emerging markets securities and U.S. high yield securities, particularly those in the single-B ratings category.

 * Past performance is not indicative of future results. Lipper returns do not take sales charges into account.
** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A Shares, Class B Shares, Class C Shares, and Fortress Shares were 10.43%, (0.47%), 13.66%, and 12.76%, respectively.


Q Strategic Income Fund invests primarily in three key sectors of the bond market: U.S. government, international and U.S. corporate high-yield, lower-rated bonds. How are the fund's assets allocated among these three sectors as of November 30, 1995?

A The fund's allocation targets at November 30, 1995 were as follows: 20.3% in international bonds; 34.8% in U.S. government bonds; and 26.4% in U.S. high-yield, lower-rated corporate bonds.


Q  What is your outlook for each sector?

A The U.S. bond market had an excellent run over the past twelve months. Thus, we have moved our U.S. government allocation back a bit to 30% from 35%-40% range where it had been for the past several months. Within the government allocation, both mortgages and Treasuries will continue to be owned, with a slight bias toward the former.

U.S. corporate high yield bonds continue to receive a moderate underweight position in the portfolio (26.4%). We believe there will still be high yield issuers that perform well in 1996.

Finally, in the non-U.S. market, prospects for steady lower rates look reasonable in both developed and emerging countries, justifying the international sector allocation of 20.3% as the fund's largest. Growth in nearly all developed markets is waning, and long-term bond yields in most of these offer a yield premium over their U.S. counterparts. Emerging markets will continue to exhibit volatility, but in general investors are being rewarded for this greater volatility with higher yield potential and improving economic fundamentals. Diversifying emerging markets exposure across 26 countries should help to dampen volatility, though the investor should remember that investments in less mature markets will exhibit a greater degree of variability than similar investments in more developed economies. The fund will continue to hold a combination of both developed and emerging markets exposure in its international component, though current exposure is biased toward the latter.

Q With 1994's series of rate increases, do you foresee a continued positive environment for bonds?

A Yes. As long as the Federal Reserve maintains its current vigilant posture, economic activity continues to decline into the 0%-2% Gross Domestic Product growth range, current progress on the reduction of the U.S. fiscal and trade deficits continues to occur, there is no reason to expect otherwise. As you can tell from our remarks, 1995 was a very good year, and even the combination of 1994-1995 performance, in hindsight, is acceptable. 1996 is expected to be positive, but not to the same extent of 1995.


Two Ways You May Seek to Invest for Success in
Strategic Income Fund

If you had made an initial investment of $2,000 in the Class A Shares of Strategic Income Fund on 5/4/94, reinvested dividends and capital gains, and didn't redeem any shares, your account would have been worth $2,208 on 11/30/95. You would have earned a 6.49% average annual total return for the 1-year investment life span.*

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/95, the Class A Shares' average annual one-year and since inception (5/4/94) total returns were 12.94% and 7.18%, respectively. Class B Shares' since inception (7/27/95) cumulative total return was 1.18%. Class C Shares' average annual one-year and since inception (5/2/94) total returns were 16.42% and 9.41%, respectively. Fortress Shares' average annual one-year and since inception (5/10/94) total returns were 15.48% and 8.49%, respectively.


Graphic representation "L" omitted.  See Appendix.

* The total return stated takes into account the 4.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares and the 1.00% sales charge and 1.00% contingent deferred sales charge for Fortress Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.


Strategic Income Fund

One Step at a Time:

$1,000 invested each year for 1 year (reinvesting all dividends and capital gains) grew to $2,113.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Strategic Income Fund on 5/4/94, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $2,000, but your account would have reached a total value of $2,113* by 11/30/95. You would have earned an average annual total return of 5.40%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities invested in the United States and around the world. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time and compounding to work!

Grahpic representation "M" omitted.  See Appendix.


* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

Strategic Income Fund-
Portfolio Update


Graphic representation "N" omitted.  See Appendix.


Serving a Wide Range of Investors


Grahpic representaion "O" omitted.  See Appendix.



Strategic Income Fund-
(Class A Shares)

Growth of $10,000 Invested in
Strategic Income Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Strategic Income Fund (Class A Shares) (the "Fund") from May 4, 1994 (start of performance) to November 30, 1995 compared to the Lehman Brothers
Government/Corporate Bond Index (LBG/CBI)+ and the Lipper General Bond Funds Average (LGBFA).++


Grahpic representation "P" omitted.  See Appendix.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LGBFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LGBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Strategic Income Fund-
(Class B Shares)

Growth of $10,000 Invested in
Strategic Income Fund (Class B Shares)
The graph below illustrates the hypothetical investment of $10,000 in the Strategic Income Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1995 compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and Lipper General Bond Funds Average (LGBFA).++


Graphic representation "Q" omitted.  See Appendix.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.50% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LGBFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LGBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.


Strategic Income Fund-
(Class C Shares)

Growth of $10,000 Invested in
Strategic Income Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Strategic Income Fund (Class C Shares) (the "Fund") from May 2, 1994 (start of performance) to November 30, 1995 compared to the Lehman Brothers
Government/Corporate Bond Index (LBG/CBI)+ and the Lipper General Bond Funds Average (LGBFA).++


Graphic representation "R" omitted.  See Appendix.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LGBFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
 + The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LGBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Strategic Income Fund-
(Fortress Shares)

Growth of $10,000 Invested in
Strategic Income Fund (Fortress Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Strategic Income Fund (Fortress Shares) (the "Fund") from May 10, 1994 (start of performance) to November 30, 1995 compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper General Bond Funds Average (LGBFA).++


Graphic representation "S" omitted.  See Appendix.



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LGBFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LGBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.


Strategic Income Fund
Portfolio of Investments
--------------------------------------------------------------------------------
November 30, 1995

                                                                                                      VALUE
   PRINCIPAL                                                                                         IN U.S.
    AMOUNT                                                                                           DOLLARS
---------------  -------------------------------------------------------------------------------  -------------
U.S. CORPORATE BONDS--25.9%
------------------------------------------------------------------------------------------------
                 AUTOMOTIVE--0.7%
                 -------------------------------------------------------------------------------
 $      50,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                      $      52,375
                 -------------------------------------------------------------------------------
        50,000   Exide Corp., Sr. Note, 10.00%, 4/15/2005                                                54,000
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  106,375
                 -------------------------------------------------------------------------------  -------------
                 BANKING--0.4%
                 -------------------------------------------------------------------------------
        50,000   First Nationwide Holdings, Inc., Sr. Note, 12.25%, 5/15/2001                            57,062
                 -------------------------------------------------------------------------------  -------------
                 BEVERAGE & TOBACCO--0.6%
                 -------------------------------------------------------------------------------
        50,000   Cott Corp., Sr. Note, 9.375%, 7/1/2005                                                  49,500
                 -------------------------------------------------------------------------------
        50,000   Dr Pepper Bottling Holdings Co., Sr. Disc. Note, 0/11.625%,
                 2/15/2003                                                                               40,250
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                   89,750
                 -------------------------------------------------------------------------------  -------------
                 BROADCAST RADIO & TV--1.9%
                 -------------------------------------------------------------------------------
        50,000   Argyle Television, Inc., Sr. Sub., 9.75%, 11/1/2005                                     49,312
                 -------------------------------------------------------------------------------
        50,000   Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                           53,750
                 -------------------------------------------------------------------------------
       100,000   SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                                106,000
                 -------------------------------------------------------------------------------
        50,000   Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                              51,375
                 -------------------------------------------------------------------------------
        50,000   Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005                             52,875
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  313,312
                 -------------------------------------------------------------------------------  -------------
                 BUSINESS EQUIPMENT & SERVICES--0.3%
                 -------------------------------------------------------------------------------
        50,000   (a)Monarch Acquisition Corp., Sr. Note, 12.50%, 7/1/2003                                52,250
                 -------------------------------------------------------------------------------  -------------
                 CABLE TELEVISION--2.9%
                 -------------------------------------------------------------------------------
       100,000   Australis Media Limited, Unit, 0/14.00%, 5/15/2003                                      71,500
                 -------------------------------------------------------------------------------
        50,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                      52,750
                 -------------------------------------------------------------------------------
        25,000   Fundy Cable Ltd./Ltee, Sr. Secd. 2nd Priority Note, 11.00%,
                 11/15/2005                                                                              25,562
                 -------------------------------------------------------------------------------
        50,000   Insight Communication Co., Sr. Sub. Note, 8.25%, 3/1/2000                               50,250
                 -------------------------------------------------------------------------------
       100,000   International Cabletel, Inc., Sr. Note, 0/12.75%, 4/15/2005                             61,125
                 -------------------------------------------------------------------------------



Strategic Income Fund

--------------------------------------------------------------------------------

                                                                                                      VALUE
   PRINCIPAL                                                                                         IN U.S.
    AMOUNT                                                                                           DOLLARS
---------------  -------------------------------------------------------------------------------  -------------
U.S. CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
                 CABLE TELEVISION--CONTINUED
                 -------------------------------------------------------------------------------
 $      50,000   Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                           $      52,938
                 -------------------------------------------------------------------------------
        50,000   Peoples Choice TV Corp., Unit, 0/13.125%, 6/1/2004                                      28,125
                 -------------------------------------------------------------------------------
       125,000   TeleWest plc, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                       73,281
                 -------------------------------------------------------------------------------
        50,000   Wireless One, Inc., Unit, 13.00%, 10/15/2003                                            51,750
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  467,281
                 -------------------------------------------------------------------------------  -------------
                 CHEMICALS & PLASTICS--2.0%
                 -------------------------------------------------------------------------------
        50,000   Arcadian Partners, L.P., Sr. Note, Series B, 10.75%, 5/1/2005                           55,000
                 -------------------------------------------------------------------------------
        50,000   (a)Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                             50,875
                 -------------------------------------------------------------------------------
       100,000   G-I Holdings, Inc., Sr. Disc. Note, 11.375% accrual, 10/1/1998                          75,875
                 -------------------------------------------------------------------------------
        50,000   Polymer Group, Inc., Sr. Note, 12.25%, 7/15/2002                                        51,750
                 -------------------------------------------------------------------------------
       100,000   Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                             95,500
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  329,000
                 -------------------------------------------------------------------------------  -------------
                 CLOTHING & TEXTILES--0.6%
                 -------------------------------------------------------------------------------
       100,000   WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                             101,500
                 -------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.6%
                 -------------------------------------------------------------------------------
       100,000   Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                        104,500
                 -------------------------------------------------------------------------------  -------------
                 CONSUMER PRODUCTS--1.6%
                 -------------------------------------------------------------------------------
        50,000   (a)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                  52,875
                 -------------------------------------------------------------------------------
        50,000   Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                         54,750
                 -------------------------------------------------------------------------------
       100,000   ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002                          108,500
                 -------------------------------------------------------------------------------
        50,000   (a)Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                      44,250
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  260,375
                 -------------------------------------------------------------------------------  -------------
                 CONTAINER & GLASS PRODUCTS--1.0%
                 -------------------------------------------------------------------------------
        50,000   Owens-Illinois, Inc., Sr. Sub. Note, 10.50%, 6/15/2002                                  53,000
                 -------------------------------------------------------------------------------
        50,000   Owens-Illinois, Inc., Sr. Sub. Note, 9.95%, 10/15/2004                                  52,500
                 -------------------------------------------------------------------------------
 $      50,000   Portola Packaging Inc., Sr. Note, 10.75%, 10/1/2005                              $      51,625
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  157,125
                 -------------------------------------------------------------------------------  -------------



Strategic Income Fund

--------------------------------------------------------------------------------

                                                                                                      VALUE
   PRINCIPAL                                                                                         IN U.S.
    AMOUNT                                                                                           DOLLARS
---------------  -------------------------------------------------------------------------------  -------------
U.S. CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
                 COSMETICS & TOILETRIES--0.2%
                 -------------------------------------------------------------------------------
        25,000   Revlon Consumer Products Corp., Note, 9.375%, 4/1/2001                                  25,000
                 -------------------------------------------------------------------------------  -------------
                 ECOLOGICAL SERVICES & EQUIPMENT--0.3%
                 -------------------------------------------------------------------------------
        50,000   Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%,
                 2/15/2003                                                                               48,500
                 -------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.9%
                 -------------------------------------------------------------------------------
        50,000   (a)Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                          50,125
                 -------------------------------------------------------------------------------
        50,000   Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                  46,812
                 -------------------------------------------------------------------------------
        50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                        49,375
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  146,312
                 -------------------------------------------------------------------------------  -------------
                 FOOD PRODUCTS--1.2%
                 -------------------------------------------------------------------------------
       100,000   Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                             103,000
                 -------------------------------------------------------------------------------
        50,000   Specialty Foods Corp., Sr. Sub. Note, 11.25%, 8/15/2003                                 43,250
                 -------------------------------------------------------------------------------
        50,000   (a)Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                51,625
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  197,875
                 -------------------------------------------------------------------------------  -------------
                 FOOD SERVICES--0.3%
                 -------------------------------------------------------------------------------
        50,000   Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                            45,750
                 -------------------------------------------------------------------------------  -------------
                 FOREST PRODUCTS--0.9%
                 -------------------------------------------------------------------------------
        50,000   Repap New Brunswick, 1st Priority Sr. Secd. Note, 9.875%,
                 7/15/2000                                                                               50,563
                 -------------------------------------------------------------------------------
        50,000   S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                                     55,500
                 -------------------------------------------------------------------------------
        50,000   Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                       48,688
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  154,751
                 -------------------------------------------------------------------------------  -------------
                 HEALTHCARE--1.3%
                 -------------------------------------------------------------------------------
        52,813   AmeriSource Health Corp., Sr. Deb., 11.25%, 7/15/2005                                   57,830
                 -------------------------------------------------------------------------------
 $      50,000   Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005                   $      52,062
                 -------------------------------------------------------------------------------



Strategic Income Fund

--------------------------------------------------------------------------------

                                                                                                      VALUE
   PRINCIPAL                                                                                         IN U.S.
    AMOUNT                                                                                           DOLLARS
---------------  -------------------------------------------------------------------------------  -------------
U.S. CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
                 HEALTHCARE--CONTINUED
                 -------------------------------------------------------------------------------
       100,000   Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                               108,875
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  218,767
                 -------------------------------------------------------------------------------  -------------
                 HOME PRODUCTS & FURNISHINGS--0.3%
                 -------------------------------------------------------------------------------
        50,000   American Standard, Inc., Sr. Sub. Disc. Deb., 0/10.50%, 6/1/2005                        42,250
                 -------------------------------------------------------------------------------  -------------
                 HOTELS, MOTELS, INNS & CASINOS--0.3%
                 -------------------------------------------------------------------------------
        50,000   Motels of America, Inc., Sr. Sub. Note, 12.00%, 4/15/2004                               50,125
                 -------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.3%
                 -------------------------------------------------------------------------------
        50,000   (a)Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                     53,000
                 -------------------------------------------------------------------------------  -------------
                 LEISURE & ENTERTAINMENT--1.1%
                 -------------------------------------------------------------------------------
        50,000   Alliance Entertainment Corp., Sr. Sub. Note, 11.25%, 7/15/2005                          50,000
                 -------------------------------------------------------------------------------
        50,000   (a)Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                                     51,250
                 -------------------------------------------------------------------------------
       100,000   Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                         78,250
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  179,500
                 -------------------------------------------------------------------------------  -------------
                 MACHINERY & EQUIPMENT--0.3%
                 -------------------------------------------------------------------------------
        50,000   Waters Corp., Sr. Sub. Note, 12.75%, 9/30/2004                                          55,250
                 -------------------------------------------------------------------------------  -------------
                 OIL & GAS--0.6%
                 -------------------------------------------------------------------------------
        50,000   Falcon Drilling Co., Inc., Sr. Note, 9.75%, 1/15/2001                                   50,750
                 -------------------------------------------------------------------------------
        50,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                               51,125
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  101,875
                 -------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.3%
                 -------------------------------------------------------------------------------
        50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                          50,250
                 -------------------------------------------------------------------------------  -------------
                 RETAILERS--0.3%
                 -------------------------------------------------------------------------------
        50,000   Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                  43,750
                 -------------------------------------------------------------------------------  -------------
                 STEEL--0.9%
                 -------------------------------------------------------------------------------
        50,000   EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                          44,000
                 -------------------------------------------------------------------------------
 $      50,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                  $      49,500
                 -------------------------------------------------------------------------------



Strategic Income Fund

--------------------------------------------------------------------------------

                                                                                                      VALUE
   PRINCIPAL                                                                                         IN U.S.
    AMOUNT                                                                                           DOLLARS
---------------  -------------------------------------------------------------------------------  -------------
U.S. CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
                 STEEL--CONTINUED
                 -------------------------------------------------------------------------------
        50,000   Northwestern Steel & Wire Co., Sr. Note, 9.50%, 6/15/2001                               49,500
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  143,000
                 -------------------------------------------------------------------------------  -------------
                 SURFACE TRANSPORTATION--1.4%
                 -------------------------------------------------------------------------------
        50,000   (a)AmeriTruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                           49,375
                 -------------------------------------------------------------------------------
        50,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                   53,125
                 -------------------------------------------------------------------------------
        25,000   Great Dane Holdings, Inc., Sr. Sub. Deb., 12.75%, 8/1/2001                              22,625
                 -------------------------------------------------------------------------------
        50,000   Sea Containers Ltd., Sr. Note, 9.50%, 7/1/2003                                          49,125
                 -------------------------------------------------------------------------------
        50,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                            52,000
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  226,250
                 -------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS & CELLULAR--2.0%
                 -------------------------------------------------------------------------------
        50,000   Cellular Communications International, Inc., Unit,
                 13.25% zero coupon, 8/15/2000                                                           30,250
                 -------------------------------------------------------------------------------
        50,000   (a)IXC Communications, Inc., Sr. Note, 13.00%, 10/1/2005                                52,375
                 -------------------------------------------------------------------------------
        50,000   MobileMedia Corp., Sr. Sub. Note, 9.375%, 11/1/2007                                     50,625
                 -------------------------------------------------------------------------------
        50,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                         30,125
                 -------------------------------------------------------------------------------
        50,000   Paging Network, Inc., Sr. Sub. Note, 10.125%, 8/1/2007                                  53,375
                 -------------------------------------------------------------------------------
        75,000   PanAmSat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                                61,125
                 -------------------------------------------------------------------------------
        50,000   USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                              49,188
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  327,063
                 -------------------------------------------------------------------------------  -------------
                 UTILITIES--0.4%
                 -------------------------------------------------------------------------------
        75,000   California Energy Co., Inc., Sr. Disc. Note, 0/10.25%, 1/15/2004                        69,750
                 -------------------------------------------------------------------------------  -------------
                 TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $4,053,083)                              4,217,548
                 -------------------------------------------------------------------------------  -------------



Strategic Income Fund

--------------------------------------------------------------------------------

    FOREIGN                                                                                           VALUE
   CURRENCY                                                                                          IN U.S.
  PAR AMOUNT                                                                                         DOLLARS
INTERNATIONAL BONDS--19.9%
------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR--0.6%
------------------------------------------------------------------------------------------------
                 CORPORATE--0.6%
                 -------------------------------------------------------------------------------
       150,000   News America Holdings, Inc., 8.625%, 2/7/2014                                    $      98,245
                 -------------------------------------------------------------------------------  -------------
CANADIAN DOLLAR--0.5%
------------------------------------------------------------------------------------------------
                 CORPORATE--0.5%
                 -------------------------------------------------------------------------------
       100,000   Sherritt, Inc., 11.00%, 3/31/2004                                                       75,856
                 -------------------------------------------------------------------------------  -------------
BRITISH POUND--0.9%
------------------------------------------------------------------------------------------------
                 CORPORATE--0.9%
                 -------------------------------------------------------------------------------
       100,000   Abbey National Treasury Services PLC, 8.00%, 4/2/2003                                  153,858
                 -------------------------------------------------------------------------------  -------------
MEXICAN PESO--3.5%
------------------------------------------------------------------------------------------------
                 SOVEREIGN--3.5%
                 -------------------------------------------------------------------------------
     2,206,250   Mexican Cetes, 1/11/1996                                                               276,052
                 -------------------------------------------------------------------------------
     3,275,710   Mexican Cetes, 11/7/1996                                                               299,403
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                  575,455
                 -------------------------------------------------------------------------------  -------------
SOUTH AFRICAN RAND--1.7%
------------------------------------------------------------------------------------------------
                 SOVEREIGN--1.7%
                 -------------------------------------------------------------------------------
     1,000,000   Transnet Ltd., 12.50%, 4/1/1997                                                        274,324
                 -------------------------------------------------------------------------------  -------------
SPANISH PESETA--0.5%
------------------------------------------------------------------------------------------------
                 SOVEREIGN--0.5%
                 -------------------------------------------------------------------------------
    10,000,000   Spain (Government), 10.00%, 2/28/2005                                                   80,208
                 -------------------------------------------------------------------------------  -------------
U.S. DOLLAR--12.2%
------------------------------------------------------------------------------------------------
                 SOVEREIGN--12.2%
                 -------------------------------------------------------------------------------
 $     100,000   (b)Argentina Bocon Pre 4 (2), 5.8359%, 9/1/2002                                         67,500
                 -------------------------------------------------------------------------------
        97,000   (b)Brazil IDU, 6.6875%, 1/1/2001                                                        82,450
                 -------------------------------------------------------------------------------
       250,000   Central Bank of Nigeria, 6.25%, 11/15/2020                                             117,500
                 -------------------------------------------------------------------------------
       300,000   Indah Kiat International Finance, 12.50%, 6/15/2006                                    306,000
                 -------------------------------------------------------------------------------
       250,000   (b)Republic of Argentina, Discount Bond, 6.5625%, 3/31/2023                            151,250
                 -------------------------------------------------------------------------------
 $     750,000   Republic of Argentina, Par Bond, 5.00%, 3/31/2023                                $     391,875
                 -------------------------------------------------------------------------------



Strategic Income Fund

--------------------------------------------------------------------------------

    FOREIGN
   CURRENCY
  PAR AMOUNT
 OR PRINCIPAL                                                                                         VALUE
    AMOUNT                                                                                           IN U.S.
   OR SHARES                                                                                         DOLLARS
U.S. DOLLAR--CONTINUED
------------------------------------------------------------------------------------------------
                 SOVEREIGN--CONTINUED
                 -------------------------------------------------------------------------------
       500,000   Republic of Brazil, 'C' Bond, 4.00%, 4/15/2014                                         265,000
                 -------------------------------------------------------------------------------
       300,000   Petroleo Brasileiro S.A., 10.2125%, 6/8/1998                                           303,750
                 -------------------------------------------------------------------------------
       300,000   Telefonica de Argentina S.A., Note, 11.875%, 11/1/2004                                 301,782
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                1,987,107
                 -------------------------------------------------------------------------------  -------------
                 TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $3,151,529)                               3,245,053
                 -------------------------------------------------------------------------------  -------------
                 U.S. GOVERNMENT/AGENCY--34.2%
------------------------------------------------------------------------------------------------
                 LONG-TERM GOVERNMENT OBLIGATIONS--16.1%
                 -------------------------------------------------------------------------------
       489,682   Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                     498,853
                 -------------------------------------------------------------------------------
       145,272   Federal National Mortgage Association, 6.50%, 2/1/2009                                 144,952
                 -------------------------------------------------------------------------------
       497,360   Federal National Mortgage Association, 7.00%, 5/1/2024                                 497,355
                 -------------------------------------------------------------------------------
       304,030   Government National Mortgage Association, 9.00%, 10/15/2016                            323,312
                 -------------------------------------------------------------------------------
       479,883   Government National Mortgage Association, 7.50%, 3/15/2024                             490,071
                 -------------------------------------------------------------------------------
       478,293   Government National Mortgage Association, 9.50%, 2/15/2025                             512,214
                 -------------------------------------------------------------------------------
       165,000   (c)Government National Mortgage Association, 6.50%, 1/31/1996                          162,111
                 -------------------------------------------------------------------------------  -------------
                 Total                                                                                2,628,868
                 -------------------------------------------------------------------------------  -------------
                 U.S. TREASURY NOTES--18.1%
                 -------------------------------------------------------------------------------
     2,855,000   United States Treasury Notes, 5.75%-6.50%, 8/15/2002-11/15/2005                      2,942,164
                 -------------------------------------------------------------------------------  -------------
                 TOTAL U.S. GOVERNMENT/AGENCY (IDENTIFIED COST $5,447,847)                            5,571,032
                 -------------------------------------------------------------------------------  -------------
COMMON STOCKS--0.0%
------------------------------------------------------------------------------------------------
                 CHEMICALS & PLASTICS--0.0%
                 -------------------------------------------------------------------------------
         1,000   Uniroyal Technology Corp., Warrants                                                      3,000
                 -------------------------------------------------------------------------------  -------------
                 CONSUMER PRODUCTS--0.0%
                 -------------------------------------------------------------------------------
           100   IHF Capital, Inc., Warrants                                                              2,500
                 -------------------------------------------------------------------------------  -------------



Strategic Income Fund

--------------------------------------------------------------------------------

   SHARES OR                                                                                          VALUE
   PRINCIPAL                                                                                         IN U.S.
    AMOUNT                                                                                           DOLLARS
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------------------------
                 FOOD & DRUG RETAILERS--0.0%
                 -------------------------------------------------------------------------------
           883   (f)Grand Union Co.                                                               $       6,622
                 -------------------------------------------------------------------------------  -------------
                 TOTAL COMMON STOCKS (IDENTIFIED COST $51,369)                                           12,122
                 -------------------------------------------------------------------------------  -------------
(D) REPURCHASE AGREEMENT--18.1%
------------------------------------------------------------------------------------------------
$    2,955,000   J.P. Morgan Securities, Inc., 5.93%, dated 11/30/1995,
                 due 12/1/1995 (at amortized cost)                                                    2,955,000
                 -------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $15,658,828) (E)                              $  16,000,755
                 -------------------------------------------------------------------------------  -------------


(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $508,000 which represents 3.1% of net assets.

(b) Denotes variable rate and floating rate securities which show current rate.

(c) Includes securities with a market value of $162,111 subject to Dollar Roll transactions.

(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreements is through participation in a joint account with other Federated funds.

(e) The cost of investments for federal tax purposes amounts to $15,658,828. The net unrealized appreciation of investments on a federal tax basis amounts to $341,927 which is comprised of $457,386 appreciation and $115,459 depreciation at November 30, 1995.

(f) Non-income producing security.

Note: The categories of investments are shown as a percentage of net assets
      ($16,295,266) at November 30, 1995.

The following acronyms are used throughout this portfolio:

LP--Limited Partnership
PLC--Public Limited Company
TBA--To Be Announced
TRANs--Tax and Revenue Anticipation Notes
(See Notes which are an integral part of the Financial Statements)

Strategic Income Fund
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
November 30, 1995

ASSETS:
----------------------------------------------------------------------------------------------------
Investments in repurchase agreements                                                      $2,955,000
----------------------------------------------------------------------------------------
Investments in securities                                                                 13,045,755
----------------------------------------------------------------------------------------  ----------
Total investments in securities, at amortized cost and at value (identified and tax cost
$15,658,828)                                                                                          $16,000,755
----------------------------------------------------------------------------------------------------
Income receivable                                                                                        270,770
----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                        1,921,786
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                               334,700
----------------------------------------------------------------------------------------------------
Receivable for foreign currency sold                                                                   3,044,066
----------------------------------------------------------------------------------------------------
Deferred expenses                                                                                         28,976
----------------------------------------------------------------------------------------------------  ----------
    Total assets                                                                                      21,601,053
----------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------------
Payable for investments purchased                                                          1,949,086
----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                   48,758
----------------------------------------------------------------------------------------
Income distribution payable                                                                   47,802
----------------------------------------------------------------------------------------
Payable to Bank                                                                               26,767
----------------------------------------------------------------------------------------
Payable for dollar roll transactions                                                         158,762
----------------------------------------------------------------------------------------
Payable for foreign currency purchased                                                     3,038,116
----------------------------------------------------------------------------------------
Accrued expenses                                                                              36,496
----------------------------------------------------------------------------------------  ----------
    Total liabilities                                                                                  5,305,787
----------------------------------------------------------------------------------------------------  ----------
NET ASSETS for 1,607,338 shares outstanding                                                           $16,295,266
----------------------------------------------------------------------------------------------------  ----------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $15,835,430
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities in foreign
currency                                                                                                 331,647
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                           135,565
----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                                          (7,376)
----------------------------------------------------------------------------------------------------  ----------
    Total Net Assets                                                                                  $16,295,266
----------------------------------------------------------------------------------------------------  ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
CLASS A SHARES:
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($5,088,830 / 502,051 shares outstanding)                                       $10.14
----------------------------------------------------------------------------------------------------  ----------
Offering Price Per Share (100/95.50 of $10.14)***                                                         $10.62
----------------------------------------------------------------------------------------------------  ----------
Redemption Proceeds Per Share                                                                             $10.14
----------------------------------------------------------------------------------------------------  ----------
CLASS B SHARES:
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($5,192,599 / 512,083 shares outstanding)                                       $10.14
----------------------------------------------------------------------------------------------------  ----------
Offering Price Per Share                                                                                  $10.14
----------------------------------------------------------------------------------------------------  ----------
Redemption Proceeds Per Share (94.50/100 of $10.14)**                                                      $9.58
----------------------------------------------------------------------------------------------------  ----------
CLASS C SHARES:
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($2,323,210 / 229,157 shares outstanding)                                       $10.14
----------------------------------------------------------------------------------------------------  ----------
Offering Price Per Share                                                                                  $10.14
----------------------------------------------------------------------------------------------------  ----------
Redemption Proceeds Per Share (99.00/100 of $10.14)**                                                     $10.04
----------------------------------------------------------------------------------------------------  ----------
FORTRESS SHARES:
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($3,690,627 / 364,047 shares outstanding)                                       $10.14
----------------------------------------------------------------------------------------------------  ----------
Offering Price Per Share (100/99.00 of $10.14)*                                                           $10.24
----------------------------------------------------------------------------------------------------  ----------
Redemption Proceeds Per Share (99.00/100 of $10.14)**                                                     $10.04
----------------------------------------------------------------------------------------------------  ----------


  * See "What Shares Cost" in the Prospectus.
 ** See "Contingent Deferred Sales Charge" in the Prospectus.

*** See "How to Purchase Shares" in the prospectus.

    (See Notes which are an integral part of the Financial Statements)


Strategic Income Fund
Statement of Operations
-----------------------------------------------------------------------------
Year Ended November 30, 1995

INVESTMENT INCOME:
-----------------------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $13,608) (net of foreign taxes withheld of $1,286)              $  848,265
-----------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------
Investment advisory fee                                                                    $   80,713
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                     195,438
-----------------------------------------------------------------------------------------
Custodian fees                                                                                 61,174
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                       48,766
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                       2,670
-----------------------------------------------------------------------------------------
Auditing fees                                                                                  10,787
-----------------------------------------------------------------------------------------
Legal fees                                                                                      2,585
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                      40,050
-----------------------------------------------------------------------------------------
Distribution services fee--Class B Shares                                                       5,750
-----------------------------------------------------------------------------------------
Distribution services fee--Class C Shares                                                      14,272
-----------------------------------------------------------------------------------------
Distribution services fee--Fortress Shares                                                     16,351
-----------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                        8,890
-----------------------------------------------------------------------------------------
Shareholder services fee--Class B Shares                                                        1,916
-----------------------------------------------------------------------------------------
Shareholder services fee--Class C Shares                                                        4,758
-----------------------------------------------------------------------------------------
Shareholder services fee--Fortress Shares                                                       8,175
-----------------------------------------------------------------------------------------
Share registration costs                                                                       25,544
-----------------------------------------------------------------------------------------
Printing and postage                                                                           39,740
-----------------------------------------------------------------------------------------
Insurance premiums                                                                              5,962
-----------------------------------------------------------------------------------------
Taxes                                                                                             200
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                  26,554
-----------------------------------------------------------------------------------------  ----------
Total expenses                                                                                600,295
-----------------------------------------------------------------------------------------
Waivers and reimbursements--
-----------------------------------------------------------------------------
  Waiver of investment advisory fee                                              ($80,712)
-----------------------------------------------------------------------------
  Reimbursement of other operating expenses                                      (459,438)
-----------------------------------------------------------------------------  ----------
Total waivers and reimbursements                                                             (540,150)
-----------------------------------------------------------------------------------------  ----------
  Net expenses                                                                                              60,145
-----------------------------------------------------------------------------------------------------  -----------
      Net investment income                                                                                788,120
-----------------------------------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                         127,454
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and liabilities in
 foreign currency                                                                                          480,617
-----------------------------------------------------------------------------------------------------  -----------
Net realized and unrealized gain on investments and foreign currency                                       608,071
-----------------------------------------------------------------------------------------------------  -----------
Change in net assets resulting from operations                                                         $ 1,396,191
-----------------------------------------------------------------------------------------------------  -----------


 (See Notes which are an integral part of the Financial Statements)


Strategic Income Fund
Statement of Changes in Net Assets
-----------------------------------------------------------------------------

                                                                                     YEAR ENDED NOVEMBER 30,
                                                                                      1995            1994(A)
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------
Net investment income                                                             $     788,120    $     146,412
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions
($150,376 net gain and $13,691 net loss, respectively, as computed
for federal income tax purposes)                                                        127,454          (27,206)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments and
translation of assets and liabilities in foreign currency                               480,617         (148,970)
-------------------------------------------------------------------------------  ---------------  ---------------
Change in net assets resulting from operations                                        1,396,191          (29,764)
-------------------------------------------------------------------------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------
Distributions from net investment income
-------------------------------------------------------------------------------
Class A Shares                                                                         (298,490)         (67,293)
-------------------------------------------------------------------------------
Class B Shares                                                                          (56,417)              --
-------------------------------------------------------------------------------
Class C Shares                                                                         (146,756)         (26,526)
-------------------------------------------------------------------------------
Fortress Shares                                                                        (259,159)         (46,354)
-------------------------------------------------------------------------------
Distributions in excess of net investment income
-------------------------------------------------------------------------------
Class A Shares                                                                               --           (5,083)
-------------------------------------------------------------------------------
Class C Shares                                                                               --           (2,969)
-------------------------------------------------------------------------------
Fortress Shares                                                                              --           (6,411)
-------------------------------------------------------------------------------  ---------------  ---------------
Change in net assets resulting from distributions to shareholders                      (760,822)        (154,636)
-------------------------------------------------------------------------------  ---------------  ---------------
SHARES TRANSACTIONS--
-------------------------------------------------------------------------------
Proceeds from sale of shares                                                         11,455,785        7,743,495
-------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                  335,692           64,166
-------------------------------------------------------------------------------
Cost of shares redeemed                                                              (2,013,555)      (1,741,286)
-------------------------------------------------------------------------------  ---------------  ---------------
Change in net assets resulting from share transactions                                9,777,922        6,066,375
-------------------------------------------------------------------------------  ---------------  ---------------
Change in net assets                                                                 10,413,291        5,881,975
-------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------
Beginning of period                                                                   5,881,975               --
-------------------------------------------------------------------------------  ---------------  ---------------
End of period                                                                     $  16,295,266    $   5,881,975
-------------------------------------------------------------------------------  ---------------  ---------------


(a) For the period from April 29, 1994 (date of initial public investment) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


 Strategic Income Fund
 Financial Highlights--Class A Shares
 -----------------------------------------------------------------------------
 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   YEAR ENDED
                                                                                                  NOVEMBER 30,
                                                                                               1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $    9.54   $   10.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------
  Net investment income                                                                           0.82        0.45
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                                             0.61       (0.45)
-------------------------------------------------------------------------------------------  ---------  -----------
  Total from investment operations                                                                1.43        0.00
-------------------------------------------------------------------------------------------  ---------  -----------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------
  Distributions from net investment income                                                       (0.83)      (0.45)
-------------------------------------------------------------------------------------------
  Distributions in excess of net investment income (b)                                              --       (0.01)
-------------------------------------------------------------------------------------------  ---------  -----------
  Total distributions                                                                            (0.83)      (0.46)
-------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                               $   10.14   $    9.54
-------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (C)                                                                                 15.64%       0.05%
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
  Expenses                                                                                        0.25%       0.25%*
-------------------------------------------------------------------------------------------
  Net investment income                                                                           8.68%       8.38%*
-------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                                5.69 (e)       8.87%*
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                       $5,089      $2,366
-------------------------------------------------------------------------------------------
  Portfolio turnover                                                                               158%         34 %
-------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

(a) Reflects operations for the period from May 3, 1994 (date of initial public offering) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Strategic Income Fund
Financial Highlights--Class B Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                            PERIOD ENDED
                                                                                        NOVEMBER 30, 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $   10.00
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------
  Net investment income                                                                            0.25
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                                             0.13
-----------------------------------------------------------------------------------             -------
  Total from investment operations                                                                 0.38
-----------------------------------------------------------------------------------             -------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------
  Distributions from net investment income                                                        (0.24)
-----------------------------------------------------------------------------------             -------
NET ASSET VALUE, END OF PERIOD                                                                $   10.14
-----------------------------------------------------------------------------------             -------
TOTAL RETURN (B)                                                                                   5.13%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
  Expenses                                                                                         1.00%*
-----------------------------------------------------------------------------------
  Net investment income                                                                            7.95%*
-----------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                 5.69%*(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                        $5,193
-----------------------------------------------------------------------------------
  Portfolio turnover                                                                                158%
-----------------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from July 27, 1995 (date of initial public offering) to November 30, 1995.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Strategic Income Fund
Financial Highlights--Class C Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   YEAR ENDED
                                                                                                  NOVEMBER 30,
                                                                                               1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $    9.54   $   10.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------
  Net investment income                                                                           0.74        0.40
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                                             0.61       (0.44)
-------------------------------------------------------------------------------------------  ---------  -----------
  Total from investment operations                                                                1.35       (0.04)
-------------------------------------------------------------------------------------------  ---------  -----------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------
  Distributions from net investment income                                                       (0.75)      (0.40)
-------------------------------------------------------------------------------------------
  Distributions in excess of net investment income (b)                                              --       (0.02)
-------------------------------------------------------------------------------------------  ---------  -----------
  Total distributions                                                                            (0.75)      (0.42)
-------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                               $   10.14   $    9.54
-------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (C)                                                                                 14.79%      (0.41%)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
  Expenses                                                                                        1.00%       1.00%*
-------------------------------------------------------------------------------------------
  Net investment income                                                                           7.93%       7.99%*
-------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                                5.69 (e)       8.87%*
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                       $2,323      $1,190
-------------------------------------------------------------------------------------------
  Portfolio turnover                                                                               158%         34 %
-------------------------------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from April 29, 1994 (date of initial public investment) to November 30, 1994.

 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Strategic Income Fund
Financial Highlights--Fortress Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   YEAR ENDED
                                                                                                  NOVEMBER 30,
                                                                                               1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $    9.54   $   10.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------
  Net investment income                                                                           0.77        0.41
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                                             0.61       (0.44)
-------------------------------------------------------------------------------------------  ---------  -----------
  Total from investment operations                                                                1.38       (0.03)
-------------------------------------------------------------------------------------------  ---------  -----------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------
  Distributions from net investment income                                                       (0.78)      (0.41)
-------------------------------------------------------------------------------------------
  Distributions in excess of net investment income (b)                                              --       (0.02)
-------------------------------------------------------------------------------------------  ---------  -----------
  Total distributions                                                                            (0.78)      (0.43)
-------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                               $   10.14   $    9.54
-------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (C)                                                                                 15.07%      (0.19%)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
  Expenses                                                                                        0.75%       0.75%*
-------------------------------------------------------------------------------------------
  Net investment income                                                                           8.19%       8.34%*
-------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                                5.69 (e)       8.87%*
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                       $3,691      $2,326
-------------------------------------------------------------------------------------------
  Portfolio turnover                                                                               158%         34 %
-------------------------------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 9, 1994 (date of initial public offering) to November 30, 1994.

 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Strategic Income Fund
Notes to Financial Statements
--------------------------------------------------------------------------------
November 30, 1995

(1) ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, (the "Act") as an open-end, management investment company. The Corporation consists of three diversified portfolios. The financial statements included herein are only those of Strategic Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. During the fiscal year ended November 30, 1994, the Corporation offered five portfolios (Limited Term Fund, Limited Term Municipal Fund, Strategic Income Fund, Limited Maturity Government Fund, and Multi-State Municipal Income Fund). As of December 23, 1994, and April 7, 1995 the Board of Directors approved the liquidation of Limited Maturity Government Fund and Multi-State Municipal Income Fund, respectively.

Effective July 26, 1995, the Fund added an additional class of shares Class B Shares. The Fund currently offers four classes of shares: Class A Shares, Fortress Shares, Class B Shares and Class C Shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.


Strategic Income Fund

--------------------------------------------------------------------------------

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                            INCREASE (DECREASE)
                                                       ACCUMULATED
                        ACCUMULATED NET        DISTRIBUTIONS IN EXCESS OF
 PAID-IN CAPITAL      REALIZED GAIN/LOSS          NET INVESTMENT INCOME
     ($8,867)               $29,078                     ($20,211)


     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     FORWARD COMMITMENTS--The Fund may enter into forward commitments for the delayed delivery of securities and forward foreign currency exchange contracts which are based upon financial indices at a fixed price and exchange rate at a future date. Risks may arise upon entering these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in security prices and foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.


Strategic Income Fund

--------------------------------------------------------------------------------

     At November 30, 1995, the Fund had outstanding forward commitments set forth below:

                                                                                                   UNREALIZED
                                        SETTLEMENT       CONTRACTS TO        IN EXCHANGE FOR      APPRECIATION
                                           DATE         DELIVER/RECEIVE           US $           (DEPRECIATION)
     CONTRACTS--PURCHASED
-------------------------------------
     Canadian Dollar                     01/08/1996          1,000,000         $   747,552          $  11,432
-------------------------------------
     Deutsche Mark                       12/14/1995            500,000             340,460             (5,494)
-------------------------------------
     French Franc                        01/23/1996          2,500,000             501,645                934
-------------------------------------
     Japanese Yen                        12/08/1995         20,000,000             205,212              8,410
-------------------------------------

     CONTRACTS--SOLD
-------------------------------------
     Canadian Dollar                     01/08/1996          1,000,000             736,198                (78)
-------------------------------------
     French Franc                        01/23/1996          2,500,000             507,048             (6,337)
-------------------------------------                                                           -----------------
     Net Unrealized
       Appreciation on
       Forward Commitments                                                                          $   8,867
-------------------------------------                                                           -----------------


     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at November 30, 1995 is as follows:

                            SECURITY                                ACQUISITION DATE      ACQUISITION COST
AmeriTruck Distribution, Sr. Sub. Note                                   11/10/95            $   49,298
Cabot Safety Acquisition Corp., Sr. Sub. Note                             6/29/95                50,000
Carr- Gottstein Foods Co., Sr. Sub. Note                                 11/29/95                50,000
Crain Industries, Inc., Sr. Sub. Note                                    11/27/95                51,000
Herff Jones, Inc., Sr. Sub. Note                                          8/14/95                50,578
IXC Communications, Inc., Sr. Sub. Note                                   9/25/95                48,639
Monarch Acquisition Corp., Sr. Note                                       6/23/95                50,000
Playtex Family Products Corp., Sr. Sub. Note                             10/28/94                43,250
Premier Parks, Inc., Sr. Note                                            12/14/95                51,250
Van de Kamps Inc., Sr. Sub Note                                          11/27/95                51,625


     OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At November 30, 1995, par value shares ($0.001 per share) authorized were as follows:


Strategic Income Fund

--------------------------------------------------------------------------------

                                                                                        POUND OF PAR VALUE CAPITAL
                                      CLASS NAME                                             STOCK AUTHORIZED
Class A                                                                                         1,000,000,000
--------------------------------------------------------------------------------------
Class B                                                                                         1,000,000,000
--------------------------------------------------------------------------------------
Class C                                                                                         1,000,000,000
--------------------------------------------------------------------------------------
Fortress                                                                                        1,000,000,000
--------------------------------------------------------------------------------------  --------------------------
     Total shares authorized                                                                    4,000,000,000
--------------------------------------------------------------------------------------  --------------------------


Transactions in capital stock were as follows:

                                                                             YEAR ENDED NOVEMBER 30,
                                                                         1995                    1994(A)
                        CLASS A SHARES                           SHARES      DOLLARS      SHARES       DOLLARS
Shares sold                                                       311,635  $  3,066,086    410,346  $   4,053,169
--------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                             14,799       145,018      3,091         30,074
--------------------------------------------------------------
Shares redeemed                                                   (72,417)     (707,245)  (165,403)    (1,633,770)
--------------------------------------------------------------  ---------  ------------  ---------  -------------
     Net change resulting from Class A share
     transactions                                                 254,017  $  2,503,859    248,034  $   2,449,473
--------------------------------------------------------------  ---------  ------------  ---------  -------------


(a) For the period from May 3, 1994 (date of initial public offering) to November 30, 1994.

                                                                     PERIOD ENDED               YEAR ENDED
                                                                     NOVEMBER 30,              NOVEMBER 30,
                                                                        1995(B)                    1994
                        CLASS B SHARES                           SHARES      DOLLARS      SHARES       DOLLARS
Shares sold                                                       518,732  $  5,178,214         --             --
--------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                              2,277        22,812         --             --
--------------------------------------------------------------
Shares redeemed                                                    (8,926)      (89,477)        --             --
--------------------------------------------------------------  ---------  ------------  ---------  -------------
     Net change resulting from Class B share
     transactions                                                 512,083     5,111,549         --             --
--------------------------------------------------------------  ---------  ------------  ---------  -------------


(b) For the period July 27, 1995 (date of initial public offering) to November 30, 1995.


Strategic Income Fund

--------------------------------------------------------------------------------

                                                                             YEAR ENDED NOVEMBER 30,
                                                                         1995                    1994(C)
                        CLASS C SHARES                           SHARES      DOLLARS      SHARES       DOLLARS
Shares sold                                                       134,093  $  1,298,053    124,790  $   1,226,296
--------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                             10,624       104,012      1,844         17,926
--------------------------------------------------------------
Shares redeemed                                                   (40,201)     (394,089)    (1,993)       (19,338)
--------------------------------------------------------------  ---------  ------------  ---------  -------------
     Net change resulting from Class C share
     transactions                                                 104,516  $  1,007,976    124,641  $   1,224,884
--------------------------------------------------------------  ---------  ------------  ---------  -------------


(c) For the period from April 29, 1994 (date of initial public investment) to November 30, 1994.

                                                                             YEAR ENDED NOVEMBER 30,
                                                                         1995                    1994(D)
                       FORTRESS SHARES                           SHARES      DOLLARS      SHARES       DOLLARS
Shares sold                                                       197,486  $  1,913,432    251,274  $   2,464,030
--------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                              6,505        63,850      1,656         16,166
--------------------------------------------------------------
Shares redeemed                                                   (83,709)     (822,744)    (9,165)       (88,178)
--------------------------------------------------------------  ---------  ------------  ---------  -------------
     Net change resulting from Fortress Shares share
     transactions                                                 120,282  $  1,154,538    243,765  $   2,392,018
--------------------------------------------------------------  ---------  ------------  ---------  -------------
     Net change resulting from Fund share
     transactions                                                 990,898  $  9,777,922    616,440  $   6,066,375
--------------------------------------------------------------  ---------  ------------  ---------  -------------


(d) For the period May 9, 1994 (date of initial public offering) to November 30, 1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .85 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/ or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which Federated Global Research Corp. manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.


Strategic Income Fund

--------------------------------------------------------------------------------

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, Class C Shares, and Fortress Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                                                                                             % OF AVG. DAILY NET
                                    SHARE CLASS NAME                                           ASSETS OF CLASS
Class B                                                                                            0.75 of 1%
-----------------------------------------------------------------------------------------
Class C                                                                                            0.75 of 1%
-----------------------------------------------------------------------------------------
Fortress                                                                                           0.50 of 1%
-----------------------------------------------------------------------------------------


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund shares for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $103,466 and start-up administrative service expenses of $46,630 were borne initially by Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $11,517 and $5,192, pursuant to this agreement.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.


Strategic Income Fund

--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995, were as follows:

---------------------------------------------------------------------------------------------------
PURCHASES--                                                                                          $  20,906,799
---------------------------------------------------------------------------------------------------  -------------
SALES--                                                                                              $  14,081,643
---------------------------------------------------------------------------------------------------  -------------


SUBSEQUENT EVENT--Effective January 31, 1996, the Fund changed its name from Strategic Income Fund to Federated Strategic Income Fund.

Effective January 31, 1996, the Fortress Shares changed its name to Class F Shares.

Independent Auditors' Report

--------------------------------------------------------------------------------

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.) as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Income Fund as of November 30, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Pittsburgh, Pennsylvania
January 17, 1996

Directors                                              Officers

--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       Richard B. Fisher
William J. Copeland                                       President
James E. Dowd                                             J. Christopher Donahue
Lawrence D. Ellis, M.D.                                   Executive Vice President
Richard B. Fisher                                         Edward C. Gonzales
Edward L. Flaherty, Jr.                                   Executive Vice President
Peter E. Madden                                           John W. McGonigle
Gregor F. Meyer                                           Executive Vice President and Secretary
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         Charles H. Field
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectuses, which contain facts concerning its objective and policies, management fees, expenses and other information.

[LOGO] FEDERATED FUNDS
       Where Experts Invest


Federated Securities Corp. is the distributor of the fund.

A Subsidiary of Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779


Cusip 338319700
Cusip 338319809
Cusip 338319882
G00324-02 (1/96)


A. The graphic presentation here displayed consists of a legend in the upper left quadrant of the chart indicating the components of the corresponding line graph. The color-coded line graph is a visual representation of the narrative text above it, which shows that an initial investment of $5,000 on 01/14/92 in Limited Term Fund, would have grown to $4,952 by 11/30/95. The "x" axis reflects the cost of the investment, the "y" axis reflects computation periods from 1992 through 1995, and the right margin of the chart reflects a total investment range from $0 to $5,000. The chart further indicates the ending value attributable to principal, as well as the ending value attributable to reinvested income.

B. The graphic presentation here displayed consists of a legend in the upper left quadrant of the chart indicating the components of the corresponding line graph. The color-coded line graph is a visual representation of the narrative text above it, which shows that four annual investments of $1,000 beginning on 01/14/92 in Limited Term Fund, would have grown to $4,549 by 11/30/95. The "x" axis reflects the cost of the investment, the "y" axis reflects computation periods from 1992 through 1995, and the right margin of the chart reflects a total investment range from $0 to $5,000. The chart further indicates the ending value attributable to principal, as well as the ending value attributable to reinvested income.

C. The graphic representation here consists of a two column table with the heading "Some of the Fund's Major Shareholder Groups". The left hand column lists the shareholder groups as follows: Individuals and Joint Tenants; Trusts; Corporations; and Individual Retirement Accounts. The right-hand column lists the net assets attributable to each group, respectively, as follows: $24,418,769; $14,250,975; $11,840,710; and $7,876,544.

D. The graphic presentation here displayed consists of a legend beneath the chart indicating the components of the corresponding line graph. Limited Term Fund - Class A Shares (the "Fund") is represented by a solid line. Lipper Short Intermediate Grade Debt Funds Average ("LSIGDFA") is represented by a long broken line, and Merrill Lynch Short-Term Debt Index ("MLSTD") is represented by a short broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and LSIGDFA and MLSTD. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 01/14/92, through 11/30/95. The right margin of the chart reflects the ending value of the hypothetical investment in the Fund as compared to LSIGDFA and MLSTD; the ending values are $12,380, $12,248 and $12,950, respectively.

E. The graphic presentation here displayed consists of a legend beneath the chart indicating the components of the corresponding line graph. Limited Term Fund -Fortress Shares (the "Fund") is represented by a solid line. Lipper Short Intermediate Grade Debt Funds Average ("LSIGDFA") is represented by a long broken line, and Merrill Lynch Short-Term Debt Index ("MLSTD") is represented by a short broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and LSIGDFA and MLSTD. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 01/14/92, through 11/30/95. The right margin of the chart reflects the ending value of the hypothetical investment in the Fund as compared to LSIGDFA and MLSTD; the ending values are $10,875, $11,058 and $11,353, respectively.

F. The graphic presentation here displayed consists of a legend in the upper left quadrant of the chart indicating the components of the corresponding line graph. The color-coded line graph is a visual representation of the narrative text above it, which shows that an initial investment of $3,000 on 09/01/93 in Limited Term Municipal Fund, would have grown to $3,236 by 11/30/95. The "x" axis reflects the cost of the investment, the "y" axis reflects computation periods from 1993 through 1995, and the right margin of the chart reflects a total investment range from $0 to $5,000. The chart further indicates the ending value attributable to principal, as well as the ending value attributable to reinvested income.
G. The graphic presentation here displayed consists of a legend in the upper left quadrant of the chart indicating the components of the corresponding line graph. The color-coded line graph is a visual representation of the narrative text above it, which shows that two annual investments of $1,000 beginning on 09/01/93 in Limited Term Municipal Fund, would have grown to $3,140 by 11/30/95. The "x" axis reflects the cost of the investment, the "y" axis reflects computation periods from 1992 through 1995, and the right margin of the chart reflects a total investment range from $0 to $5,000. The chart further indicates the ending value attributable to principal, as well as the ending value attributable to reinvested income.

H. The graphic representation here consists of a pie graph with a heading "Portfolio Overview as of November 30, 1995". The graph indicates the percentages of securities that comprise the portfolio, and the bond ratings assigned thereto. The ratings and percentages are as follows: "AAA"=7.5%; "AA"=8.1%; "A"=25.8%; "NR"=18.4%; and "BBB"=40.2%.

I. The second graphic representation on this page consists of a two column table with the heading "Some of the Fund's Major Shareholder Groups". The left hand column lists the shareholder groups as follows: Individuals and Joint Tenants; Trusts; Corporations; and Individual Retirement Accounts. The right-hand column lists the net assets attributable to each group, respectively, as follows: $24,418,769; $14,250,975; $11,840,710; and
$7,876,544.

J. The graphic presentation here displayed consists of a legend beneath the chart indicating the components of the corresponding line graph. Limited Term Municipal Fund - Class A Shares (the "Fund") is represented by a solid line. Lehman Brothers Three Year State General Obligation Index ("LB3YRSGO") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and LB3YRSGO. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 09/01/93, through 11/30/95. The right margin of the chart reflects the ending value of the hypothetical investment in the Fund as compared to LB3YRSGO; the ending values are $10,786 and $11,097, respectively.

K. The graphic presentation here displayed consists of a legend beneath the chart indicating the components of the corresponding line graph. Limited Term Municipal Fund - Fortress Shares (the "Fund") is represented by a solid line. Lehman Brothers Three Year State General Obligation Index ("LB3YRSGO") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and LB3YRSGO. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 09/01/93, through 11/30/95. The right margin of the chart reflects the ending value of the hypothetical investment in the Fund as compared to LB3YRSGO; the ending values are $10,723 and $11,097, respectively.

L. The graphic presentation here displayed consists of a legend in the upper left quadrant of the chart indicating the components of the corresponding line graph. The color-coded line graph is a visual representation of the narrative text above it, which shows that an initial investment of $2,000 on 05/04/94 in Strategic Income Fund-Class A Shares, would have grown to $2,208 by 11/30/95. The "x" axis reflects the cost of the investment, the "y" axis reflects computation periods from 1994 through 1995, and the right margin of the chart reflects a total investment range from $0 to $2,500. The chart further indicates the ending value attributable to principal, as well as the ending value attributable to reinvested income.

M. The graphic presentation here displayed consists of a legend in the upper left quadrant of the chart indicating the components of the corresponding line graph. The color-coded line graph is a visual representation of the narrative text above it, which shows that an annual investment of $1,000 on 09/01/93 in Strategic Income Fund-Class A Shares, would have grown to $2,113 by 11/30/95. The "x" axis reflects the cost of the investment, the "y" axis reflects computation periods from 1994 through 1995, and the right margin of the chart reflects a total investment range from $0 to $2,500. The chart further indicates the ending value attributable to principal, as well as the ending value attributable to reinvested income.

N. The graphic representation here consists of a pie graph with a heading "Portfolio Overview as of November 30, 1995". The graph indicates the percentages of the portfolio invested in each of the following securities:
U.S. Government/Agency Bonds-34.8%; U.S. Corporate Bonds-26.4%; International Corporate Bonds-20.3%; and Repurchase Agreements-18.5%.

O. The second graphic representation on this page consists of a two column table with the heading "Some of the Fund's Major Shareholder Groups". The left hand column lists the shareholder groups as follows: Individuals and Joint Tenants; and Individual Retirement Accounts; and Trusts. The right-hand column lists the net assets attributable to each group, respectively, as follows: $2,979,609; $1,896,559; and $506,568.

P. The graphic presentation here displayed consists of a legend beneath the chart indicating the components of the corresponding line graph. Strategic Income Fund - Class A Shares (the "Fund") is represented by a solid line. Lipper General Bond Funds Average ("LGBFA") is represented by a short broken line, and Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a long broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and LGBFA and LBG/CBI. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 05/04/94, through 11/30/95. The right margin of the chart reflects the ending value of the hypothetical investment in the Fund as compared to LGBFA and LBG/CBI; the ending values are $11,041, $11,460 and $11,805, respectively.
Q. The graphic presentation here displayed consists of a legend beneath the chart indicating the components of the corresponding line graph. Strategic Income Fund - Class B Shares (the "Fund") is represented by a solid line. Lipper General Bond Funds Average ("LGBFA") is represented by a short broken line, and Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a long broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and LGBFA and LBG/CBI. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 07/27/95, through 11/30/95. The right margin of the chart reflects the ending value of the hypothetical investment in the Fund as compared to LGBFA and LBG/CBI; the ending values are $9,953, $10,439 and $10,553, respectively.

R. The graphic presentation here displayed consists of a legend beneath the chart indicating the components of the corresponding line graph. Strategic Income Fund - Class C Shares (the "Fund") is represented by a solid line. Lipper General Bond Funds Average ("LGBFA") is represented by a short broken line, and Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a long broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and LGBFA and LBG/CBI. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 05/02/94, through 11/30/95. The right margin of the chart reflects the ending value of the hypothetical investment in the Fund as compared to LGBFA and LBG/CBI; the ending values are $11,426, $11,460 and $11,805, respectively.

S. The graphic presentation here displayed consists of a legend beneath the chart indicating the components of the corresponding line graph. Strategic Income Fund -Fortress Shares (the "Fund") is represented by a solid line. Lipper General Bond Funds Average ("LGBFA") is represented by a short broken line, and Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a long broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and LGBFA and LBG/CBI. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 05/10/94, through 11/30/95. The right margin of the chart reflects the ending value of the hypothetical investment in the Fund as compared to LGBFA and LBG/CBI; the ending values are $11,245, $11,460 and